OFFICE LEASE
                                  KILROY REALTY

                         15378 AVENUE OF SCIENCE PROJECT









                              KILROY REALTY, L.P.,

                         a Delaware limited partnership,

                                  as Landlord,

                                       and

                                 ANACOMP, INC.,

                             a Indiana corporation,

                                   as Tenant.

                                      TABLE OF CONTENTS

                                                                                         Page


ARTICLE 1 PREMISES, BUILDING, PROJECT, AND COMMON AREAS....................................5

ARTICLE 2 INITIAL LEASE TERM; OPTION TERM(S)...............................................6

ARTICLE 3 BASE RENT.......................................................................10

ARTICLE 4 ADDITIONAL RENT.................................................................11

ARTICLE 5 USE OF PREMISES.................................................................18

ARTICLE 6 SERVICES AND UTILITIES..........................................................19

ARTICLE 7 REPAIRS.........................................................................23

ARTICLE 8 ADDITIONS AND ALTERATIONS.......................................................24

ARTICLE 9 COVENANT AGAINST LIENS..........................................................26

ARTICLE 10 INSURANCE......................................................................27

ARTICLE 11 DAMAGE AND DESTRUCTION.........................................................30

ARTICLE 12 NONWAIVER......................................................................32

ARTICLE 13 CONDEMNATION...................................................................33

ARTICLE 14 ASSIGNMENT AND SUBLETTING......................................................33

ARTICLE 15 SURRENDER OF PREMISES; OWNERSHIP AND  REMOVAL OF TRADE FIXTURES................38

ARTICLE 16 HOLDING OVER...................................................................39

ARTICLE 17 ESTOPPEL CERTIFICATES..........................................................40

ARTICLE 18 SUBORDINATION..................................................................40

ARTICLE 19 DEFAULTS; REMEDIES.............................................................41

ARTICLE 20 COVENANT OF QUIET ENJOYMENT....................................................44

ARTICLE 21 SECURITY DEPOSIT; LETTER OF CREDIT.............................................44

ARTICLE 22 TELECOMMUNICATIONS EQUIPMENT...................................................47

ARTICLE 23 SIGNS..........................................................................48



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
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

ARTICLE 24 COMPLIANCE WITH LAW............................................................50

ARTICLE 25 LATE CHARGES...................................................................51

ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT...........................51

ARTICLE 27 ENTRY BY LANDLORD..............................................................52

ARTICLE 28 TENANT PARKING.................................................................53

ARTICLE 29 MISCELLANEOUS PROVISIONS.......................................................53



Abatement Event...........................................................................10
Accountant................................................................................18
Accountant's Statement....................................................................18
Additional Rent...........................................................................11
Advocate Arbitrators.......................................................................9
Alterations...............................................................................24
Applicable Laws...........................................................................50
Award......................................................................................9
Bank Prime Loan...........................................................................51
Base Building.............................................................................25
Base Rent.................................................................................10
Brokers...................................................................................58
BS Exception..............................................................................23
Building Monument Sign....................................................................49
Building Structure........................................................................23
Building Systems..........................................................................21
CC&Rs.....................................................................................19
Comparable Area............................................................................8
Comparable Buildings.......................................................................8
Comparable Deals...........................................................................7
Comparable Term............................................................................7
Control,..................................................................................38
Cosmetic Alterations......................................................................24
Damage Termination Date...................................................................31
Damage Termination Notice.................................................................31
Direct Expenses...........................................................................11
Eligibility Period........................................................................10
Emergency Generator.......................................................................22
Environmental Laws........................................................................60
Estimate..................................................................................17
Estimate Statement........................................................................17
Estimated Direct Expenses.................................................................17
Excess....................................................................................16
Exercise Notice............................................................................8
Expense Year..............................................................................11
Force Majeure.............................................................................55
Hazardous Material(s).....................................................................59
Holdover Notice...........................................................................39
HVAC......................................................................................21
Initial Abatement Period..................................................................10
Interest Rate.............................................................................18
Landlord...................................................................................1
Landlord Parties..........................................................................27
Landlord Repair Notice....................................................................30
Landlord Response Date.....................................................................8
Landlord Response Notice...................................................................8


Landlord's Option Rent Calculation.........................................................8
L-C.......................................................................................45
L-C Amount................................................................................45
L-C Security Deposit......................................................................47
Lease......................................................................................1
Lease Commencement Date....................................................................6
Lease Expiration Date......................................................................6
Lease Term.................................................................................6
Lease Year.................................................................................6
Lines.....................................................................................59
LLBS Period...............................................................................21
Mail......................................................................................56
Market Rent................................................................................7
Neutral Arbitrator.........................................................................9
Nondisturbance Agreement..................................................................40
Notices...................................................................................56
Objectionable Name........................................................................49
Operating Expenses........................................................................11
Option Rent................................................................................6
Option Term................................................................................6
Option Term TI Allowance...................................................................7
Original Improvements.....................................................................29
Outside Agreement Date.....................................................................8
Permitted Holdover Term...................................................................39
Permitted Transferee......................................................................38
Pre-Approved Transfer.....................................................................38
Premises...................................................................................5
Premises Signage..........................................................................48
Proposition 13............................................................................15
Provider..................................................................................61
Reestablishment Notice....................................................................45
Renovations...............................................................................59
Rent Commencement Date.....................................................................2
Rent Concessions...........................................................................7
Rent......................................................................................11
Rentable Square Feet.......................................................................6
Required Thresholds.......................................................................45
Security Deposit..........................................................................44
Sign Specifications.......................................................................49
Statement.................................................................................16
Subject Space.............................................................................34
Summary....................................................................................1
Tax Expenses..............................................................................15
Telecommunications Equipment..............................................................47
Tenant.....................................................................................1
Tenant Parties............................................................................27
Tenant Work Letter.........................................................................5
Tenant's BS Notice........................................................................21
Tenant's Option Rent Calculation...........................................................8
Tenant's Share............................................................................16
Transfer..................................................................................37
Transfer Notice...........................................................................34
Transfer Premium..........................................................................35
Transferee................................................................................34
Transfers.................................................................................34
Unusable Area.............................................................................11


                         15378 AVENUE OF SCIENCE PROJECT

                                  OFFICE LEASE

     This Office Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "Summary"), below, is made by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and ANACOMP, INC., a Indiana corporation ("Tenant").

                       SUMMARY OF BASIC LEASE INFORMATION

        TERMS OF LEASE                            DESCRIPTION

1       Date:                                     June 14, 2002.

2       Premises:

        2.1     Building:                         That certain  single  (1)-story  building (the
                                                  "Building")   located   at  15378   Avenue  of
                                                  Science,  San Diego,  California 92128,  which
                                                  Building   contains    approximately    68,910
                                                  rentable square feet of space.

        2.2     Premises:                         All  of  the  approximately   68,910  rentable
                                                  square feet of space  located in the Building,
                                                  as  further  set  forth  in  Exhibit A  to the
                                                                               ---------
                                                  Office Lease,  and the real property  owned by
                                                  Landlord  upon which the  Building is located,
                                                  including,  without  limitation,  the  parking
                                                  area exclusively serving the Building.

        2.3     Project:                          The  Premises  is  a  single-building  project
                                                  known  as  the   "15378   Avenue  of   Science
                                                  Project,"  as  further  set forth in  Section
                                                  1.1.2 of this Lease.

3       Lease Term
        (Article 2):

        3.1     Length of Term:                   Approximately eight (8) years and eleven (11)
                                                  months.

        3.2     Lease Commencement Date:          June 28, 2002.



        3.3     Lease Expiration Date:            May 31, 2011.

        3.4     Option Term(s):                   Two (2) five  (5)-year  options  to renew,  as
                                                  more  particularly set forth in Section 2.2 of
                                                  this Lease.

4.      Base Rent (Article 3):


                                                                                 Monthly
                                                         Monthly               Rental Rate
      Period of                  Annual                Installment             per Rentable
      Lease Term               Base Rent               of Base Rent            Square Foot
      ----------               ---------               ------------            -----------
    June 28, 2002
       through                      n/a                      n/a                   $0.00
  December 31, 2002

   January 1, 2003*
       through                 $868,266.00               $72,355.50                $1.05
  December 31, 2005

   January 1, 2006
       through                 $992,304.00               $82,692.00                $1.20
  December 31, 2008

   January 1, 2009
       through               $1,116,342.00               $93,028.50                $1.35
     May 31, 2011

To the extent Tenant elects to increase the amount of the Tenant Improvement Allowance pursuant to Section 2.2.2 of the Tenant Work Letter, such "TIA Increase," as that term is defined in Section 2.2.2 of the Tenant Work Letter, shall be amortized over the initial Lease Term using an amortization rate of eleven and one-half percent (11 1/2%) per annum, the monthly payment of which shall be payable in the same place and in the same manner as Base Rent for each month of the initial Lease Term as "Additional Rent," as that term is set forth in Section 4.1 of the Lease. Accordingly, for each dollar of TIA Increase utilized by Tenant, the Base Rent payable by Tenant throughout the initial Lease Term, as set forth in Section 4 of the Summary, shall be increased by an amount equal to $0.0155 per month.


*The date upon which Base Rent commences (the "Rent Commencement Date") shall be, pursuant to the terms of Section 3.2 of this Lease, January 1, 2003.


5.      Intentionally Omitted.

6.      Tenant's Share                            One hundred percent (100%).
        (Article 4):
         ---------

7.      Permitted Use                             Provided any such use is legally  permissible,
        (Article 5):                              Tenant  shall  use  the  Premises  solely  for
         ---------
                                                  general   office,   assembly,   research   and
                                                  development,  or any other  legally  permitted
                                                  use pursuant to the M1B zoning  applicable  to
                                                  the Building.

8.      Security Deposit                          $72,355.50.   In  addition  to  the   Security
        (Article 21):                             Deposit,    Tenant   shall   have   additional
         ----------
                                                  security   obligations,   in  the  form   more
                                                  particularly set forth in Section 21.2.
                                                                            ------------

9.      Parking Spaces                            All  of the  two  hundred  Seventy-five  (275)
        (Article 28):                             parking  spaces  contained  within the Project
         ----------
                                                  parking area.

10.     Address of Tenant                         Anacomp, Inc.
        (Section 29.18):                          12365 Crosthwaite Circle
         -------------
                                                  Poway, California 92064
                                                  Attention: Vice President of Real Estate

                                                  Anacomp, Inc.
                                                  12365 Crosthwaite Circle
                                                  Poway, California 92064
                                                  Attention: General Counsel

                                                  Gray Cary Ware & Freidenrich LLP.
                                                  401 B Street, Suite 2000
                                                  San Diego, California 92101-4240
                                                  Attention: Joe Delaney

                                                  (Prior to Lease Commencement Date)

                                                   and

                                                  Anacomp, Inc.
                                                  15378 Avenue of Science
                                                  San Diego, California  92128
                                                  Attention: Vice President of Real Estate

                                                  Anacomp, Inc.
                                                  15378 Avenue of Science
                                                  San Diego, California  92128
                                                  Attention: General Counsel

                                                  Gray Cary Ware & Freidenrich LLP.
                                                  401 B Street, Suite 2000
                                                  San Diego, California 92101-4240
                                                  Attention: Joe Delaney

                                                  (After Lease Commencement Date)

11.     Address of Landlord
        (Section 29.18):                          See Section 29.18 of the Lease.
         -------------                                -------------

12.     Broker(s)                                 CB Richard Ellis, Inc.
        (Section 29.24):                          4365 Executive Drive, Suite 900
         -------------
                                                  San Diego, California  92121
                                                  Attention:  Mr. Christopher J. Pascale
                                                  (as Broker for Tenant)

                                                  and

                                                  CB Richard Ellis, Inc.
                                                  4365 Executive Drive, Suite 900
                                                  San Diego, California  92121
                                                  Attention:  Mr. Ted Cuthbert
                                                  (as Broker for Landlord)

13.     Tenant Improvement Allowance              $800,000.00,  subject  to the "TIA  Increase,"
        (Section 2 of Exhibit B):                 as that term is set forth in, and  pursuant to
         ---------    ---------
                                                  the terms and conditions of,  Section 2.2.2 of
                                                  the Tenant  Work Letter (up to a maximum of an
                                                  additional $250,000.00).

                                   ARTICLE 1

                  PREMISES, BUILDING, PROJECT, AND COMMON AREAS

          1.1     Premises, Building, Project and Common Areas.

     1.1.1 The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "Premises"). The outline of the Premises is set forth in Exhibit A attached hereto and the Building has the number of rentable square feet as set forth in
Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions (the "TCCs") herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such TCCs by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the portion of the Premises contained within the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of such portion of the Premises, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B (the "Tenant Work Letter"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of any portion of the Premises, specifically including, without limitation, the Building, with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair, subject only to punchlist items and Landlord's obligations set forth in Article 7 of this Lease.

     1.1.2 The Building and The Project. The Premises includes (i) the building set forth in Section 2.1 of the Summary (the "Building"), and (ii) the real property (which is improved with landscaping, parking area and other improvements) upon which the Building is located. The Premises comprises a single-building research and development project known as "15378 Avenue of Science Project." The term "Project," as used in this Lease, shall mean the Premises.

     1.1.3 Common Areas. Landlord and Tenant hereby acknowledge and agree that the areas within the Project which would traditionally be considered "common areas" are, due to the single-building single-tenant nature of the Project, not separately demised areas, but are included within the definition of Premises, as more specifically set forth in Section 1.1.1 of this Lease. To the extent this Lease references "common areas," the same refers to the exterior portions of the Premises which are typically referred to in third-party leases as "Common Areas." Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the "common areas"; provided that no such changes shall be permitted which materially reduce Tenant's rights or access hereunder. Except when and where Tenant's right of access is specifically excluded in this Lease, Tenant shall have the right of access to the Building, and the Project parking area twenty-four (24) hours per day, seven
(7) days per week during the "Lease Term," as that term is defined in Section 2.1, below.

     1.2 Stipulation of Rentable Square Feet of the Building. For purposes of this Lease, Landlord and Tenant hereby stipulate that the Building shall be deemed to contain 68,910 "Rentable Square Feet", which Rentable Square Footage shall not be subject to any verification or remeasurement.

                                    ARTICLE 2

                       INITIAL LEASE TERM; OPTION TERM(S)

     2.1 Initial Lease Term. The TCCs and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "Lease Commencement Date"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "Lease Expiration Date") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh full month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within ten (10) days of receipt thereof.

     2.2 Option Term(s).

     2.2.1 Option Right. Landlord hereby grants the Tenant originally named in this Lease (the "Original Tenant") and its "Permitted Transferee," as that term is set forth in Section 14.8 of this Lease, two (2) options to extend the Lease Term for the entire Premises, each by a period of five (5) years (each, an "Option Term"). Such option shall be exercisable only by Notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Notice, Tenant is not in Default under this Lease (beyond any applicable notice and cure periods). Upon the proper exercise of such option to extend, and provided that, as of the end of the then applicable Lease term, Tenant is not in Default under this Lease (beyond any applicable notice and cure periods), the Lease Term, as it applies to the entire Premises, shall be extended for a period of five (5) years. The rights contained in this Section 2.2 shall only be exercised by the Original Tenant or its Permitted Transferee (and not any other assignee, sublesee or other transferee of the Original Tenant's interest in this Lease) if Original Tenant and/or its Permitted Transferee is in occupancy of no less than forty-five thousand (45,000) Rentable Square Feet of the Building.

     2.2.2 Option Rent. The Rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to the Market Rent as set forth below; provided, however, that the average annual, effective (including free rent, if applicable, on a straight line basis) base rent component of Market Rent, shall not be lower than the then existing "Base Rent," as that term is set forth in Article 3 of this Lease, in effect immediately prior to the commencement of such Option Term. For purposes of this Lease, the term "Market Rent" shall mean rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, at which tenants, as of the commencement of the applicable term are, pursuant to transactions completed within the twenty-four (24) months prior to the first day of the applicable Option Term, leasing non-sublease, non-encumbered, non-synthetic, non-equity space (unless such space was leased pursuant to a definition of "fair market" comparable to the definition of Market Rent) comparable in size, location, access, visibility, and quality to the Premises for a "Comparable Term," as that term is defined in this Section 2.2.2 (the "Comparable Deals"), which comparable space is located in the "Comparable Buildings," as that term is defined in this Section 2.2.2, giving appropriate consideration to the annual rental rates per rentable square foot (adjusting the base rent component of such rate to reflect a net value after accounting for whether or not utility expenses are directly paid by the tenant such as Tenant's direct utility payments provided for in Section 6.1 of this Lease), the standard of measurement by which the rentable square footage is measured, the ratio of rentable square feet to usable square feet, and taking into consideration only, and granting only, the following concessions (provided that the rent payable in Comparable Deals in which the terms of such Comparable Deals are determined by use of a discounted fair market rate formula shall be equitably increased in order that such Comparable Deals will not reflect a discounted rate) (collectively, the "Rent Concessions"): (a) rental abatement concessions or build-out periods, if any, being granted such tenants in connection with such comparable spaces; (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account the value of the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by general office users as contrasted with this specific Tenant, (c) Proposition 13 protection, and (d) all other monetary concessions, if any, being granted such tenants in connection with such comparable space; provided, however, that notwithstanding anything to the contrary herein, no consideration shall be given to the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the Comparable Deals do or do not involve the payment of real estate brokerage commissions. Such determination of Market Rent shall take into account market trends by, all other factors being equal, weighting such Comparable Deals in accordance with how near or far in time such Comparable Deal were executed by the parties thereto as compared to the commencement of the applicable Option Term. The term "Comparable Term" shall refer to the length of the lease term, without consideration of options to extend such term, for the space in question. In addition, the determination of the Market Rent shall include a determination as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant's rent obligations during any Option Term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions upon tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants) If in determining the Market Rent, Tenant is entitled to a tenant improvement or comparable allowance for the improvement of the Premises (the "Option Term TI Allowance"), Landlord may, at Landlord's sole option, elect any or a portion of the following: (A) to grant some or all of the Option Term TI Allowance to Tenant in the form as described above (i.e., as an improvement allowance), and/or (B) to reduce the rental rate component of the Market Rent to be an effective rental rate which takes into consideration that Tenant will not receive the total dollar value of such excess Option Term TI Allowance (in which case the Option Term TI Allowance evidenced in the effective rental rate shall not be granted to Tenant). The term "Comparable Buildings" shall mean the other research and development buildings which are comparable to the Building in terms of age (based upon the date of completion of construction or major renovation as to the building containing the portion of the Premises in question), quality of construction, level of services and amenities, size and appearance, access and visibility, and are located in the Carmel Mountain Ranch and Rancho Bernardo areas (the "Comparable Area").

     2.2.3 Exercise of Option. The option contained in this Section 2.2 shall be exercised by Tenant, if at all, only in the manner set forth in this Section
2.2.3. Tenant shall deliver notice (the "Exercise Notice") to Landlord not more than fifteen (15) months nor less than nine (9) months prior to the expiration of the then-existing Lease Term, stating that Tenant is exercising its option. Concurrently with such Exercise Notice, Tenant shall deliver to Landlord
Tenant's calculation of the Market Rent (the "Tenant's Option Rent Calculation"). Landlord shall deliver notice (the "Landlord Response Notice") to Tenant on or before the date which is thirty (30) days after Landlord's receipt of the Exercise Notice and Tenant's Option Rent Calculation (the "Landlord Response Date"), stating that (A) Landlord is accepting Tenant's Option Rent Calculation as the Market Rent, or (B) rejecting Tenant's Option Rent Calculation and setting forth Landlord's calculation of the Market Rent (the "Landlord's Option Rent Calculation"). Within ten (10) business days of its receipt of the Landlord Response Notice, Tenant may, at its option, accept the Market Rent contained in the Landlord's Option Rent Calculation. If Tenant does not affirmatively accept or Tenant rejects the Market Rent specified in the Landlord's Option Rent Calculation, the parties shall follow the procedure, and the Market Rent shall be determined as set forth in Section 2.2.4.

     2.2.4 Determination of Market Rent. In the event Tenant objects or is deemed to have objected to the Market Rent, Landlord and Tenant shall attempt to agree upon the Market Rent using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement within sixty (60) days following Tenant's objection or deemed objection to the Landlord's Option Rent Calculation (the "Outside Agreement Date"), then (i) in connection with the Option Rent, Landlord's Option Rent Calculation and Tenant's Option Rent Calculation, each as previously delivered to the other party, shall be submitted to the arbitrators pursuant to the TCCs of this Section 2.2.4, and (ii) in connection with any other contested calculation of Market Rent, the parties shall each make a separate determination of the Market Rent and shall submit the same to the arbitrators pursuant to the TCCs of this Section 2.2.4; provided, however, Tenant may elect to rescind its Exercise Notice by delivery of written notice thereof to Landlord on or before the Outside Agreement Date. The submittals shall be made concurrently with the selection of the arbitrators pursuant to this Section 2.2.4 and shall be submitted to arbitration in accordance with
Section 2.2.4.1 through 2.2.4.7 of this Lease, but subject to the conditions, when appropriate, of Section 2.2.3.

          2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker, or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of first-class research and development properties in the Comparable Area. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rent, is the closest to the actual Market Rent as determined by the arbitrators, taking into account the requirements of Section
2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed ("Advocate Arbitrators").

          2.2.4.2 The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator agree upon and appoint a third arbitrator ("Neutral Arbitrator") who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either party's Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior to subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord's counsel and Tenant's counsel.

          2.2.4.3 The three arbitrators shall within thirty (30) days of the appointment of the Neutral Arbitrator reach a decision as to Market Rent and determine whether the Landlord's or Tenant's determination of Market Rent as submitted pursuant to Section 2.2.4.1 and Section 2.2.3 of this Lease is closest to Market Rent as determined by the arbitrators and simultaneously publish a ruling ("Award") indicating whether Landlord's or Tenant's submitted Market Rent is closest to the Market Rent as determined by the arbitrators. Following notification of the Award, the Landlord's or Tenant's submitted Market Rent determination, whichever is selected by the arbitrators as being closest to Market rent shall become the then applicable Market Rent.

          2.2.4.4 The Award issued by the majority of the three arbitrators shall be binding upon Landlord and Tenant.

          2.2.4.5 If either Landlord or Tenant fail to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, either party may petition the presiding judge of the Superior Court of San Diego County to appoint such Advocate Arbitrator subject to the criteria in Section
2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

          2.2.4.6 If the two Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of San Diego County to appoint the Neutral Arbitrator, subject to criteria in Section 2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator.

          2.2.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

                                    ARTICLE 3

                                    BASE RENT

     3.1 Base Rent. Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever, except as expressly set forth in this Lease. The Base Rent for the first full month of the Lease Term which occurs after the expiration of any free rent period shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the TCCs of this Lease that require proration on a time basis shall be prorated on the same basis.

     3.2 Initial Abatement Period. Provided that the Original Tenant is not then in default of this Lease (beyond any applicable notice and cure periods), then for the first six (6) months and three (3) days, commencing on the Lease Commencement Date and ending on the day immediately preceding the Rent
Commencement Date (the "Initial Abatement Period"), Tenant shall have no obligation to pay any Base Rent (or "Additional Rent," as that term is set forth in Section 4.1 of this Lease) otherwise attributable to such Initial Abatement Period; provided, however, that such Initial Abatement Period shall be extended by the actual number of days of any "Landlord Caused Delay," as that term is defined in Section 5.2 of the Tenant Work Letter. Such Initial Abatement Period has been factored into the schedule of Base Rent set forth in Section 4 of the Summary.

     3.3 Abatement of Rent. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant's use of or ingress to or egress from the Premises (including the Project parking area to the extent commercially reasonable replacement spaces are not provided); or (ii) any failure by Landlord to provide services, utilities or ingress to and egress from the Premises as required pursuant to the TCCs of this Lease; or (iii) the presence of Hazardous Materials not brought on the Premises by "Tenant Parties," as that term is set forth in Section 10.1 of this Lease to the extent such presence substantially interferes with Tenant's use of or ingress to or egress from the Premises
(including the Project parking area to the extent commercially reasonable replacement spaces are not provided) (any such set of circumstances as set forth in items (i) through (iii), above, to be known as an "Abatement Event"), then Tenant shall give Landlord Notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such Notice (the "Eligibility Period"), then, as Tenant's sole remedy vis-a-vis such Abatement Event, the Base Rent and Tenant's Share of Direct Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented (on a commercially reasonable basis) from using, and does not use (provided, however, to the extent Tenant continues a particular use even though it would otherwise be commercially unreasonable to continue such use, Tenant shall be deemed not to be using the applicable portion of the Premises), the Premises, or a portion thereof, in the proportion that the rentable area of the portion of the Building that Tenant is prevented from using, and does not use ("Unusable Area"), bears to the total rentable area of the Building. Landlord and Tenant hereby acknowledge that, in addition to the abatement rights set forth in this Section 3.2, Tenant's abatement rights following an event of damage and destruction or condemnation is provided pursuant to the TCCs of Articles 11 and 13 of this Lease.

                                   ARTICLE 4

                                 ADDITIONAL RENT

     4.1 General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.6 and 4.2.2, respectively, of this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the TCCs of this Lease, are hereinafter collectively referred to as the "Additional Rent," and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

     4.2  Definitions of Key Terms Relating to Additional  Rent. As used in this
Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1 Intentionally Deleted.

          4.2.2 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.3 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, and storm drainage systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project in accordance with the provisions of Section 10.2 of this Lease, below; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof;
(v) costs incurred in connection  with the parking areas  servicing the Project;
(vi) fees and other costs, including management fees (which shall equal two percent (2.0%) of the then-applicable Base Rent), consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons (other than persons generally considered to be higher in rank than the position of Project manager) engaged in the operation, maintenance and security of the Project (which shall be pro-rated or equitably allocated vis-a-vis the amount of time such personnel spend on projects other than the Project); (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof, to the extent of a reduction in Operating Expenses is reasonably anticipated by Landlord at the time of such expenditure to be incurred in connection therewith;
(xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) to the extent the same are reasonably anticipated to reduce the operation or maintenance expenses of the Project, or any portion thereof,
(B) that are required to comply with governmentally mandated conservation programs, (C) which are replacements or modifications of nonstructural items located in the common areas required to keep the common areas in good order or condition, or (D) that are required under any governmental law or regulation by a federal, state or local governmental agency, except for capital repairs, replacements or other improvements to remedy a condition existing prior to the Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Lease Commencement Date; provided, however, that any capital expenditure shall be amortized with interest over its useful life as Landlord shall reasonably determine; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in
Section 4.2.5, below; and (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

               (a) costs, including marketing costs, legal fees, space planners'
fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Lease Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Project or parking facilities);

               (b) except as set forth in items (xii), (xiii), and (xiv) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest;

               (c) costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

               (d) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

               (e) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

               (f) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager;

               (g) amount paid as ground rental for the Project by the Landlord;

               (h) overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

               (i) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;

               (j) rentals and other related expenses incurred in leasing air conditioning systems or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project ;

               (k) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

               (l) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

               (m) any costs expressly excluded from Operating Expenses elsewhere in this Lease, specifically including, but not limited to, (1) costs incurred by Landlord in connection with its Building Systems obligations pursuant to the terms of Section 6.2 with respect to the "LLBS R&R Period," as that term is set forth in such Section 6.2 of this Lease, and (2) those certain other costs incurred by Landlord which are expressly excluded from Operating Expenses pursuant to the terms and conditions of Section 7 of this Lease; provided, however, that with regard to item (2) only, such exclusion shall not apply to the extent such costs are expressly allowable as Operating Expenses pursuant to the terms of Section 4.2.4(xii) or (xiii) of this Lease;

               (n) costs arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services; and

               (o) costs incurred to comply with laws relating to the removal of hazardous material (as defined under applicable law) which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; and costs incurred to remove, remedy, contain, or treat hazardous material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto.

     Landlord shall not collect Operating Expenses from Tenant in an amount in excess of what Landlord incurs for the items included in Operating Expenses.

          4.2.5 Taxes.

               4.2.5.1 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

               4.2.5.2 Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

               4.2.5.3 Subject to Tenant's reasonable approval of any attempt by Landlord to protest, reduce or minimize Tax Expenses, any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Refunds of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this
Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the TCCs of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project),
(ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.

          4.2.6 "Tenant's Share" shall mean the percentage set forth in Section 6 of the Summary.


     4.3  Intentionally Omitted.


     4.4 Calculation and Payment of Additional Rent. Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, Tenant's Share of Direct Expenses for each Expense Year.

          4.4.1 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall give to Tenant following the end of each Expense Year, a statement (the "Statement") which shall state in general major categories the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of Tenant's Share of Direct Expenses. Landlord shall use commercially reasonable efforts to deliver such Statement to Tenant on or before April 1 following the end of the Expense Year to which such Statement relates. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, within thirty (30) days after receipt of the Statement, the full amount of Tenant's Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Direct Expenses," as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant's Share of Direct Expenses (an "Excess"), Tenant shall receive a credit in the amount of such Excess against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if Tenant's Share of Direct Expenses is greater than the amount of Estimated Direct Expenses previously paid by Tenant to Landlord, Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant's Share of Direct Expenses (again, an Excess), Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of such Excess. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant's Share of any Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant's Share of Direct Expenses levied by any governmental authority or by any public utility companies at any time following the Lease Expiration Date which are attributable to any Expense Year.

          4.4.2 Statement of Estimated Direct Expenses. In addition, Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth in general major categories Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Tenant's Share of Direct Expenses (the "Estimated Direct Expenses"). Landlord shall use commercially reasonable efforts to deliver such Estimate Statement to Tenant on or before May 1 following the end of the Expense Year to which such Estimate Statement relates. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Direct Expenses under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Direct Expenses theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, within thirty (30) days after receipt of the Estimate Statement, a fraction of the Estimated Direct Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant. Throughout the Lease Term Landlord shall maintain books and records with respect to Direct Expenses in accordance with generally accepted real estate accounting and management practices, consistently applied.

     4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible.

          4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

          4.5.2 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking area; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.6 Landlord's Books and Records. Upon Tenant's written request given not more than one hundred eighty (180) days after Tenant's receipt of a Statement for a particular Expense Year, and provided that Tenant is not then in default under this Lease beyond the applicable cure period provided in this Lease, Landlord shall provide Tenant with an audited statement (the "Accountant's Statement") concerning the Direct Expenses for such Expense Year from Landlord's independent certified public accountants, and Landlord shall also furnish Tenant with such reasonable supporting documentation in connection with said Direct Expenses as Tenant may reasonably request. Landlord shall provide said information and the Accountant's Statement to Tenant within sixty (60) days after Tenant's written request therefor. The Accountant's Statement shall contain sufficient detail to enable Tenant to verify that the terms of exclusions and inclusions with respect to Direct Expenses, as set forth in this Lease, have been adhered to in computing the Excess payable by Tenant. If, within thirty (30) days following Tenant's receipt of such supporting documentation, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made, at Tenant's expense, by a nationally recognized independent certified public accountant (the "Accountant") mutually and reasonably agreed to by Landlord and Tenant; provided that if such determination by the Accountant confirms that Direct Expenses were overstated by more than four percent (4%), then the cost of the Accountant and the cost of such determination shall be paid for by Landlord. Tenant hereby acknowledges that Tenant's sole right to inspect Landlord's books and records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this
Section 4.6, and Tenant hereby waives any and all other rights pursuant to Applicable Law to inspect such books and records and/or to contest the amount of Direct Expenses payable by Tenant. Tenant's sole remedy shall be for the parties to make such appropriate payments or reimbursements, as the case may be, (including interest on any such amount at an annual interest rate equal to the Prime Rate (as stated under the column "Money Rates" in The Wall Street Journal) plus two percent (2%) (the "Interest Rate"; provided, however, in no event shall such Interest Rate exceed the highest annual interest rate permitted by applicable law) to each other as are determined to be owing, provided that any reimbursements payable by Landlord to Tenant may, at Landlord's option, instead be credited against the Base Rent next coming due under this Lease unless the Lease Term has expired, in which event Landlord shall refund the appropriate amount to Tenant.

                                   ARTICLE 5

                                 USE OF PREMISES

     5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

     5.2 Prohibited Uses. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) communications firms such as radio and/or television stations. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect; provided, however, Landlord shall not enforce, change or modify the Rules and Regulations in a discriminatory manner and Landlord agrees that the Rules and Regulations shall not be unreasonably modified or enforced in a manner which will unreasonably interfere with the normal and customary conduct of Tenant's business. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project.

     5.3 CC&Rs. Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Project. Additionally, Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions (the "CC&Rs") which Landlord, in Landlord's discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such CC&Rs provided, however, such future CC&R's do not materially and adversely affect Tenant's use or occupancy of the Premises nor any of its rights hereunder. Landlord shall have the right to require Tenant to execute and acknowledge, within fifteen (15) business days of a request by Landlord, a "Recognition of Covenants, Conditions, and Restriction," in a form substantially similar to that attached hereto as Exhibit F, agreeing to and acknowledging the CC&Rs, provided such CC&Rs do not materially and adversely affect Tenant's use or occupancy of the Premises nor any of its rights hereunder.

                                   ARTICLE 6

                             SERVICES AND UTILITIES

     6.1 Standard Tenant Services. Subject to Section 6.1.1, below, Landlord shall maintain and operate the Building in a first-class manner consistent with the Comparable Buildings, and shall keep the Building Structure and Building Systems in condition and repair consistent with the Comparable Buildings. In addition, Landlord shall provide, as part of the Building Structure, (i) adequate electrical wiring to subpanel facilities for the Building for Tenant's connection with a minimum capacity of 2000 Amps at 120/277 Volts, three
(3)-phase, four (4) wire), and (ii) city water and sewer stubbed to the Premises.

     Notwithstanding the foregoing, Tenant shall independently contract for and pay for all utilities (including without limitation, electricity, gas, sewer and water) attributable to its use of the entire Premises and shall also provide its own janitorial and security services for the Building. Such utility use shall include electricity, water, and gas use for lighting, incidental use and "HVAC," as that term is defined below. All such utility, janitorial and security payments shall be excluded from Operating Expenses and shall be paid directly by Tenant prior to the date on which the same are due to the utility provider janitorial company and/or security company, as applicable. Landlord shall separately meter the Premises, and shall otherwise equitably determine Tenant's use of such utilities.

     Landlord shall not be required to provide any services other than with regard to its maintenance and repair obligation relating to the Building Structure and the common areas.

          6.1.1 Tenant Contracted Services. To the extent the same would be reasonable vis-a-vis Tenant's in-house expertise, Tenant may, from time-to-time during the term and, upon receiving the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), enter into a service contract ("Service Contract") with a service contractor or contractors (or an employee of Tenant to the extent such employee is reasonably qualified and, if necessary, licensed to perform such applicable work) (each, a "Service Contractor"), selected from a list of Landlord-approved contractors (or otherwise reasonably approved by Landlord), for one or more of the services provided by Landlord (individually, a "Service" and collectively, the
"Services") pursuant to the terms of this Article 6. If Tenant desires Landlord's consent to a Service Contract, Tenant shall notify Landlord in writing, which notice (the "Service Contract Notice") shall include (A) the name of the selected Service Contractor, (B) the effective date of the proposed Service Contract, which date shall not be less than thirty (30) days after the date of delivery of the Service Contract Notice and which date shall be subject to Landlord's reasonable ability to terminate any existing contract currently in effect for the applicable Service or Services, (C) a copy of the proposed Service Contract and scope of services, (D) such Service Contractor's certificate of insurance as required by Landlord, and (E) an executed Service estoppel certificate from Tenant in the form attached hereto as Exhibit H. In the event Landlord has not responded to Tenant's request for consent within ten
(10) business days period, Tenant shall deliver to Landlord a second such request. In the event Landlord fails to respond (either affirmatively or negatively) to Tenant's second such request for consent within three (3) business days after its receipt of such second request, Landlord shall be deemed to have consented thereto. The rights contained in this Section 6 shall only be available to the Original Tenant and its Permitted Transferees (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if Original Tenant and/or its Permitted Transferees are in possession of at least forty-five thousand (45,000) Rentable Square Feet of the Building.

          6.1.2 Landlord's and Tenant's Obligations. Provided that Landlord consents to a Service Contract, upon the effective date of such Service Contract, (i) Landlord shall have no obligation to provide the applicable Service to the Premises and, notwithstanding anything in this Lease to the contrary, Landlord shall not be liable for any such interruption or failure of such applicable Service regardless of the cause of such interruption or failure, and (ii) Tenant, at Tenant's sole cost and expense, shall directly contract for such Service to be provided to the Building (A) in a first-class manner consistent with such particular service being provided to Comparable Buildings, and (B) in accordance with any applicable manufacturer's recommended service and maintenance plan. In such case, Landlord shall have the right, after twenty-four
(24) hours notice to Tenant, to inspect the Building and/or Tenant's maintenance records, in order to ensure compliance herewith. In the event Tenant fails, in the reasonable judgment of Landlord, to provide the contracted Service (or cause the same to be provided) in accordance with the obligations under this Section 6, and which failure continues at the end of ten (10) business days following Tenant's receipt of written notice from Landlord stating with particularity the nature of the failure (which notice shall not be required in the event of an emergency), Landlord shall have the right to resume providing such contracted Service and the cost thereof shall be included as an Operating Expense. Tenant shall at all times maintain written records of maintenance and repairs and shall provide Landlord, within five (5) business days following the first (1st) business day of each calendar quarter, a copy of all such maintenance and repair records and/or reports. In addition, Tenant shall deliver full and complete copies of all Service Contracts entered into by Tenant for the Building to Landlord within thirty (30) days after the effective date of such Service Contract. Any such cost or expense paid by Tenant pursuant to a Landlord approved Service Contract shall not be included in Operating Expenses.

          6.1.3 Compliance with Law. Tenant covenants that it will not provide the Services or permit a Contractor or any other person to provide the Services in any manner or for any purpose (a) which would constitute a nuisance, (b) which would injure the reputation of the Project, (c) which would cause Landlord to be in breach of, or default under, any provision of this Lease, or (d) which would in any way increase the existing rate of, or adversely affect, any fire or other insurance of the Project or any of its contents or cause a cancellation of any insurance policy with respect to the Project. At all times during the term of this Lease, Tenant and its Services Contractors shall comply with and shall cause all persons providing the Services to comply with all applicable laws, rules, regulations, orders, directives and ordinances (including, but not limited to, federal (including, but not limited to, Federal OSHA Hazard Communication Requirements), state, municipal and other agencies having jurisdiction thereof) relating to the use, operation or condition of the Project, together with the Project rules and regulations.

     6.2 Tenant Maintained Building Systems; HVAC. Tenant shall, at Tenant's sole cost and expense, (i) maintain the Building's mechanical, electrical, life safety, plumbing, fire-sprinkler systems (except to the extent Landlord retains repair and maintenance responsibility for the portion of such fire-sprinkler system contained in the Building Structure), (ii) subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, maintain (itself or through a service provider) heating and air conditioning to the Premises ("HVAC") (items identified in (i) and (ii) collectively, the "Building Systems"), and (iii) maintain the remaining portions of the Premises which are not part of the "Building Structure," as that term is set forth in
Article 7 of this Lease. Notwithstanding Tenant's Building System obligations set forth above, (X) Landlord hereby covenants that the Building Systems shall be in good operating condition and order as of the Lease Commencement Date, and
(Y) during the twelve (12) month period commencing on the Lease Commencement Date and ending on the day preceding the first anniversary of such Lease Commencement Date (the "LLBS R&R Period"), Landlord shall be responsible (at Landlord's sole cost and expense, which shall not be included in Operating Expenses) for any repairs or replacements, as applicable, which are reasonably necessary with regard to the Building Systems; provided, however, Landlord shall only be obligated for such to the extent Tenant notifies Landlord in writing during such LLBS R&R Period identifying, with reasonable specificity, the applicable Building System component requiring such repair and/or replacement ("Tenant's BS Notice"), with Tenant using its commercially reasonable efforts to provide such Tenant's BS Notice as soon as reasonably practicable; provided further, however, that following Tenant's submission of it initial improvement plans to Landlord for Landlord's review in accordance with the TCCs of the Tenant Work Letter, Landlord shall conduct a survey of the HVAC package units and shall, to the extent such units (i) are anticipated to be used by Tenant pursuant to such plans, and (ii) have a reasonably expected remaining useful life of less than twenty-four (24) months, Landlord shall replace the same with new units of equal or greater capacity.

     6.3 Tenant Maintained Security. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Building or any other portion of the Premises. Any such security measures for the benefit of the Premises shall be provided by Tenant, at Tenant's sole cost and expense. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed.

     6.4 Tenant Maintenance Standards. All Tenant maintained Building Systems, including HVAC, shall be maintained in accordance with manufacturer specifications by Tenant in a commercially reasonable condition. In addition, upon request from Landlord, Tenant shall provide to Landlord copies of any service contracts and records of Tenant's maintenance of such Building Systems.

     6.5 Emergency Generator. Subject to Landlord's approval, which shall not be unreasonably withheld, delayed or conditioned, and subject to the terms, covenants and conditions of this Section 6.5 and Article 8 of this Lease, Tenant may install, for Tenant's own use and at Tenant's sole cost and expense, but without the payment of any Rent or a license or similar fee or charge, an emergency generator and related equipment (all such equipment defined collectively as the "Emergency Generator") in, on or adjacent to the Building (such location to be determined in conjunction with Landlord and Landlord's reasonable requirements). The location, physical appearance, size and use of the Emergency Generator shall be subject to Landlord's reasonable approval, and Landlord may require Tenant to install screening around such Emergency Generator, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Emergency Generator at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Emergency Generator, then Tenant shall give Landlord no less than ninety (90) days prior written notice thereof. Tenant shall reimburse to Landlord the actual costs reasonably incurred by Landlord in approving such Emergency Generator. Landlord shall have the right to require that Tenant remove such Emergency Generator upon the expiration or earlier termination of this Lease and repair any damage to the Building caused by such removal and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Such Emergency Generator shall be installed pursuant to plans and specifications approved by Landlord, which approval will not be unreasonably withheld. Such Emergency Generator shall, in all instances, comply with applicable governmental laws, codes, rules and regulations.

     6.6 Interruption of Use. Except as otherwise provided in this Lease, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except as otherwise provided in this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

                                    ARTICLE 7

                                     REPAIRS

     Landlord shall maintain in first-class condition and operating order and keep in good repair and condition the structural portions of the Building, including the foundation, floor/ceiling slabs, roof structure (as opposed to roof membrane), curtain wall, exterior glass and mullions, columns, beams, shafts, stairs, parking areas, landscaping, exterior Project signage, stairwells, men's and women's washrooms, Building mechanical, electrical and telephone closets, and all exterior common and public areas (collectively, "Building Structure") and the Project common areas. In addition, and as part of Landlord's Building Structure repair and maintenance obligations, Landlord shall maintain and/or replace, as necessary, slab plumbing fixtures, utility lines outside the Building or below the foundation or slab, downspouts, gutters within or below the foundation, exterior walls, interior load bearing walls, the foundation, slab, slab membrane and roof structure (as opposed to roof membrane) at Landlord's sole cost and expense, which costs shall not be included in Operating Expenses except to the extent such costs are expressly included in
Operating Expenses pursuant to Section 4.2.4(xii) or (xiii) of this Lease. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to repair the Building Structure to the extent caused due to Tenant's use of the Premises for other than normal and customary business office operations, unless and to the extent such damage is covered by insurance carried or required to be carried by Landlord pursuant to Article 10 and to which the waiver of subrogation is applicable (such obligation to the extent applicable to Tenant as qualified and conditioned will hereinafter be defined as the "BS Exception"). Tenant shall, at Tenant's own expense, keep the Premises, including all Building Systems (except to the extent otherwise expressly provided in Section 6.2, above), improvements, fixtures and furnishings therein, and the floor (other than the slab or slab membrane) of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term (but such obligation shall not extend to the Building Structure except pursuant to the BS Exception). In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, but such obligation shall not extend to the Building Structure except pursuant to the BS Exception, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, after written notice to Tenant and Tenant's failure to repair (or failure to commence to repair and thereafter diligently prosecute the same to completion) within ten(10) days thereafter, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Notwithstanding the foregoing, Landlord shall be responsible for repairs to the exterior walls, foundation and roof of the Building, the structural portions of the floors of the Building, and the systems and equipment of the Building, except to the extent that such repairs are required due to the negligence or willful misconduct of Tenant; provided, however, that if such repairs are due to the negligence or willful misconduct of Tenant, Landlord shall nevertheless make such repairs at Tenant's expense, or, if covered by Landlord's insurance, Tenant shall only be obligated to pay any deductible in connection therewith. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree; provided, however, except for (i) emergencies, (ii) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, or (iii) repairs which are the obligation of Tenant hereunder, any such entry into the Premises by Landlord shall be performed in a manner so as not to materially interfere with Tenant's use of, or access to, the Premises; provided that, with respect to items (ii) and (iii) above, Landlord shall use commercially reasonable efforts to not materially interfere with Tenant's use of, or access to, the Premises. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

                                    ARTICLE 8

                            ADDITIONS AND ALTERATIONS

     8.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than fifteen (15) business days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days notice to Landlord, but without Landlord's prior consent, to the extent that such Alterations do not adversely affect the systems and equipment of the Building, exterior appearance of the Building, or structural aspects of the Building (the "Cosmetic Alterations"). The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

     8.2 Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors reasonably approved by Landlord, and the requirement that upon Landlord's request (unless Landlord waived, at the time of Landlord's approval of any Alterations pursuant to the provisions of Section 8.5, below, its right to make such request), Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of San Diego, all in conformance with Landlord's construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord's design parameters and code compliance issues. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "Base Building" shall include the structural portions of the Building, and the public restrooms, exit stairwells and the systems and equipment located in the internal core of the Building. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct or otherwise interfere with Landlord's ability to perform its obligations under the terms and conditions of this Lease. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the common areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the "as built" drawings of the Alterations, to the extent applicable, as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

     8.3 Payment for Improvements. If payment is made directly to contractors, Tenant shall (i) comply with Landlord's requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors, and (ii) sign Landlord's standard contractor's rules and regulations. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord an amount equal to two and one-half percent (2 1/2%) of the cost of such work to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work.

     8.4 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to
Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

     8.5 Landlord's Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord; provided, however, if, in connection with its request for Landlord's approval for particular Alterations, (1) Tenant requests Landlord's decision with regard to the removal of such Alterations, and (2) Landlord thereafter agrees in writing to waive the removal requirement when approving such Alterations, then Tenant shall not be required to so remove such Alterations; provided further, however, that if Tenant requests such a determination from Landlord and Landlord, in its approval of any Alterations, fails to address the removal requirement with regard to such Alterations, Landlord shall be deemed to have agreed to waive the removal requirement with regard to such Alterations. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises, and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord, then at Landlord's option, either (A) Tenant shall be deemed to be holding over in the Premises and Rent shall continue to accrue in accordance with the terms of Article 16, below, until such work shall be completed, or (B) Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 9

                             COVENANT AGAINST LIENS

     Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least fifteen (15) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.

                                   ARTICLE 10

                                    INSURANCE

     10.1 Indemnification and Waiver. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the TCCs of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Landlord hereby indemnifies and holds Tenant, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Tenant Parties") harmless from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) (collectively, a "Claim") incurred in connection with or arising from the gross negligence or willful misconduct of Landlord or Landlord Parties on or within the Premises; provided, however, Landlord's indemnification of Tenant shall only extend to the extent (i) such Claim is not covered by the Tenant's insurance (or which would not have been covered if Tenant had maintained the insurance required hereunder), (ii) of any insurance deductible Tenant is required to pay in connection with a Claim that is covered by Tenant's insurance (or the deductible Tenant would have been required to pay if Tenant had maintained the insurance required hereunder), or (iii) of any increase in the premiums for Tenant maintained insurance policies to the extent (A) such policies are required to be maintained by Tenant hereunder, and (B) such increase results from such Claim. Pursuant to this Section 10, Tenant's agreement to indemnify and hold Landlord harmless, and Landlord's agreement to indemnify and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to this Lease to the extent such policies cover the results of such acts, omissions or willful misconduct. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease or incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Project, but Tenant shall not be responsible for any direct or consequential damages resulting from Landlord's or contractor's acts in connection with the completion by Landlord of the tenant improvements in the Premises pursuant to the Tenant Work Letter.

     10.2 Landlord's Fire, Casualty and Liability Insurance. Landlord shall carry commercial general liability insurance with respect to the Building during the Lease Term, and shall further insure the Building during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Building shall, at a minimum, be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings, and Worker's Compensation and Employer's Liability coverage as required by applicable law. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.

          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in
Section 10.1 of this Lease, for limits of liability not less than:


             Bodily Injury and              $5,000,000 each occurrence
             Property Damage Liability      $5,000,000 annual aggregate
             Personal Injury Liability      $5,000,000 each occurrence
                                            $5,000,000 annual aggregate
                                            0% Insured's participation

          10.3.2 Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements," as that term is defined in Section 2.1 of the Tenant Work Letter, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "Original Improvements"), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts; provided, however, deductibles of $50,000 shall be deemed reasonable) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion.

          10.3.3 Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

     10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord so specifies that has a material financial interest in the Project, as an additional insured, including Landlord's managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord, the identity of whom has been provided to Tenant in writing. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, after written notice to Tenant and Tenant's failure to obtain such insurance within five (5) days thereafter, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within thirty (30) days after delivery to Tenant of bills therefor.

     10.5 Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

     10.6 Additional Insurance Obligations. Upon the fifth (5th) anniversary of the Lease Commencement Date and the commencement of any Option Term, Tenant shall carry and maintain (throughout the then-remaining Lease Term), at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event in excess of the amounts and types of insurance then being required by landlords of other Comparable Buildings.

                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

     11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Premises; provided, however, Tenant hereby acknowledges that in no event shall Landlord have any obligation to restore any office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise or any other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant. Such restoration shall be to substantially the same condition of the Base Building and the common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications which are consistent with the character of the Project, provided that access to the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the "Landlord Repair Notice") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by
Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Building, and the Building is not occupied by Tenant as a result thereof, then during the time and to the extent the Building is unfit for occupancy, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Building which is unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Building. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

     11.2 Landlord's Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) except with regard to any applicable deductible amount, the damage is not fully covered by Landlord's insurance policies; or (iv) the damage occurs during the last twelve (12) months of the Lease Term (unless Tenant has an unexpired option to extend the term of this Lease and Tenant irrevocably exercises such option pursuant to the terms of
Section 2.2.3 of this Lease, but in no event later than sixty (60) days following the date such damage occurs; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within one hundred eighty (180) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty
(60) days after the date such notice is given by Tenant. Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs are not actually completed within such 180-day period, Tenant shall have the right to terminate this Lease during the first ten (10) days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than fifteen (15) business days following the end of each such month. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty
(30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days. Notwithstanding the provisions of this Section 11.2, Tenant shall have the right to terminate this Lease under this Section 11.2 only if each of the following conditions is satisfied: (a) the damage to the Project by fire or other casualty was not caused by the gross negligence or intentional act of Tenant or its partners or subpartners and their respective officers, agents, servants, employees, and independent contractors; (b) Tenant is not then in default under this Lease; (c) as a result of the damage, Tenant cannot reasonably conduct business from the entire Premises.

     11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

                                   ARTICLE 12

                                    NONWAIVER

     No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                   ARTICLE 13

                                  CONDEMNATION

     If the whole or any part of the Premises shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Building is taken, or if access to the Building is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

     14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants'
fees) incurred by Landlord, within thirty (30) days after written request by Landlord; provided that such costs and expenses shall not exceed One Thousand Five Hundred and No/100 Dollars ($1,500.00) for a Transfer in the ordinary course of business. Landlord and Tenant hereby agree that a proposed Transfer shall not be considered "in the ordinary course of business" if such Transfer involves the review of documentation by Landlord on more than two (2) occasions.

     14.2 Landlord's Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

          14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3   The   Transferee   is   either  a   governmental   agency  or
instrumentality thereof;

          14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

          14.2.5 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant; or

          14.2.6 The Transferee does not intend to occupy the entire Premises and conduct its business therefrom for a substantial portion of the term of the Transfer.

     If Landlord  consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent, unless a court of competent jurisdiction determines that Landlord unreasonably withheld, delayed or conditioned its consent or was otherwise wrongful in its withholding, delaying or conditioning of its consent.

     14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer or which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord (and then only to the extent of any unamortized amount of such expense), (ii) any free base rent reasonably provided to the Transferee, and (iii) any brokerage commissions in connection with the Transfer, (iv) any marketing costs and legal fees in connection with the Transfer, and (v) any other commercially reasonable costs or concessions incurred or granted by Tenant in connection with the Transfer. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. In the calculations of the Rent (as it relates to the Transfer Premium calculated under this Section 14.3), and the Transferee's Rent and Quoted Rent under Section 14.2 of this Lease, the Rent paid during each annual period for the Subject Space, and the Transferee's Rent and the Quoted Rent, shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

     14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the case of a sublease which, when added to all then existing subleases applicable to the Premises, would result in fifty percent (50%) or more of the rentable square footage of the Premises being subject to subleases (in the aggregate) with entities other than Permitted Transferees, Landlord shall have the option, by giving written notice to Tenant (the "Recapture Notice") within twenty-one (21) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). However, if Landlord delivers a Recapture Notice to Tenant, Tenant may, within ten (10) days after Tenant's receipt of the Recapture Notice, deliver written notice to Landlord indicating that Tenant is rescinding its request for consent to the proposed Transfer, in which case such Transfer shall not be consummated and this Lease shall remain in full force and effect as to the portion of the Premises that was the subject of the Transfer. Tenant's failure to so notify Landlord in writing within said ten (10) day period shall be deemed to constitute Tenant's election to allow the Recapture Notice to be effective. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Building, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Building, and this Lease as so amended shall continue thereafter in full force and effect; provided, however, Landlord and Tenant shall negotiate and execute, in good faith, an amendment to this Lease setting forth (i) the revised Rent,
(ii) the revised definition of "Premises" (which definition shall only include that portion of the Building actually occupied by Tenant subsequent to Landlord's recapture of space pursuant to the terms of this Section 14.4), (iii) a definition of "Common Areas" of the Project (which definition shall be consistent to such definition for Comparable Buildings), (iv) Tenant's allocated share of the Project parking area (which shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Building), and (v) the reversion to Landlord of any Services for which Tenant is directly contracting to the extent the same would, in Comparable Buildings, typically be performed on a building-wide basis. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

     14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the TCCs of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord's costs of such audit.

     14.6 Additional Transfers. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

     14.7 Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as canceled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

     14.8 Non-Transfers. Notwithstanding anything to the contrary contained in this Article 14, (i) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), (ii) an assignment of the Premises to an entity which acquires all or substantially all of the assets or interests (partnership, stock or other) of Tenant, or (iii) an assignment of the Premises to an entity which is the resulting entity of a merger or consolidation of Tenant, shall not be deemed a Transfer under this Article 14, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such affiliate, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. The transferee under a transfer specified in items
(i), (ii) or (iii) above shall be referred to as a "Permitted Transferee." "Control," as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

     14.9 Pre-Approved Transfers. Notwithstanding anything to the contrary contained in this Article 14, a subletting of less than 10,000 rentable square feet of space within the Building shall be pre-approved (and, therefore, shall not require Landlord' consent) (a "Pre-Approved Transfer"); provided that (A) Tenant shall provide Landlord with at least five (5) days advance written Notice of such Pre-Approved Transfer, (B) such Pre-Approved Transfer occurs during the first eighteen (18) months of the initial Lease Term, (C) the term of such Pre-Approved Transfer shall, inclusive of any and all option rights, not exceed five (5) years, (D) such Pre-Approved Transfer shall not grant any exterior signage rights to the applicable transferee, and (E) such applicable transferee shall not be a governmental agency or instrumentality thereof.

                                   ARTICLE 15

                      SURRENDER OF PREMISES; OWNERSHIP AND
                            REMOVAL OF TRADE FIXTURES

     15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

     15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 16

                                  HOLDING OVER

     If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to the product of (i) the Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) two hundred percent (200%). Such month-to-month tenancy shall be subject to every other applicable TCCs contained herein. Notwithstanding the foregoing, Tenant shall have the one-time right, upon notice (the "Holdover Notice") to Landlord not more than twelve (12) months prior to, nor less than nine (9) months prior to, the expiration of the then Lease Term, to extend the Lease Term for a period of up to six (6) months (the "Permitted Holdover Term"), in which case the Rent payable by Tenant during such Permitted Holdover Term shall equal the product of
(a) the Rent applicable during the last rental period of the Lease Term under this Lease, and (b) one hundred twenty-five percent (125%) for the first three
(3) months of any such Permitted Holdover Term and one hundred fifty percent (150%) for the fourth (4th), fifth (5th) and sixth (6th) months of such Permitted Holdover Term. Except in connection with a Permitted Holdover Term, nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

     Within fifteen (15) days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same periods of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender.

                                   ARTICLE 18

                                  SUBORDINATION

     This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Premises and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Premises or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Landlord's delivery to Tenant of commercially reasonable non-disturbance agreement(s) (the "Nondisturbance Agreement") in favor of Tenant from any ground lessor, mortgage holders or lien holders of Landlord who later come into existence at any time prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant's agreement to be bound by the TCCs of this Article 18. Subject to Tenant's receipt of such a Nondisturbance Agreement, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the TCCs of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within fifteen
(15) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                                   ARTICLE 19

                               DEFAULTS; REMEDIES

     19.1 Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) business days after Tenant's receipt of written notice that the same was not paid when due; or

          19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default, but in no event exceeding a period of time in excess of thirty (30) days after written notice thereof from Landlord to Tenant; or

          19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of this Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

          19.1.4 Abandonment or vacation of all or a substantial portion of the Premises by Tenant; or

          19.1.5 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than three (3) business days after notice from Landlord; or

     The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

     19.2 Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

               (a) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

               (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, commercially reasonable brokerage commissions and advertising expenses actually incurred, commercially reasonable expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant to the extent commercially reasonable; and

               (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(a) and (b), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(c), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

     19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 Form of Payment After Default. Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

     19.5 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

     19.6 Landlord Default. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity. Any award from a court or arbitrator in favor of Tenant requiring payment by Landlord which is not paid by Landlord within the time period directed by such award, may be offset by Tenant from Rent next due and payable under this Lease; provided, however, Tenant may not deduct the amount of the award against more than fifty percent (50%) of Base Rent next due and owing (until such time as the entire amount of such judgment is deducted) to the extent following a foreclosure or a deed-in-lieu of foreclosure.

                                   ARTICLE 20

                           COVENANT OF QUIET ENJOYMENT

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other TCCs, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the TCCs, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                   ARTICLE 21

                       SECURITY DEPOSIT; LETTER OF CREDIT

     21.1 Security Deposit. Tenant shall deposit with Landlord, on or before the Lease Commencement Date, a security deposit (the "Security Deposit") in the amount set forth in Section 8 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Tenant shall, upon demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within thirty (30) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute.

     21.2 Letter of Credit.

          21.2.1 Delivery of Letter of Credit. Tenant shall deliver to Landlord, on or before the Lease Commencement Date, an unconditional, clean, irrevocable letter of credit (the "L-C") in an amount equal to the sum of (i) Eight Hundred Thousand and No/100 Dollars ($800,000.00), and (ii) the TIA Increase, if any (collectively, the "L-C Amount"), which L-C shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local Southern California office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord, and which L-C shall be in the form of Exhibit F, attached hereto; provided, however, Landlord hereby pre-approves Fleet National Bank as an acceptable issuer of such L-C. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L-C.

          21.2.2 Annual Reduction of L-C Amount. Landlord and Tenant hereby acknowledge and agree that commencing on the first (1st) day of the second (2nd) Lease Year, the L-C Amount shall be reduced by an amount equal to the sum of (i) $85,000.00, and (ii) ten percent (10%) of the TIA Increase (if any), and shall continue to decrease by the same amount on the first day of each Lease Year thereafter; provided, however, (A) in no event shall the L-C Amount be decreased below $120,000.00, and (B) the L-C Amount shall not decrease as set forth above during any period in which Tenant is in default under the Lease (but such decrease shall take place retroactively after such default is cured, provided that no such decrease shall thereafter take effect in the event the Lease is terminated early due to such default by Tenant).

          21.2.3 Conditional Reduction of L-C Amount. Landlord and Tenant hereby acknowledge and agree that the L-C Amount is subject to a conditional reduction throughout the Lease Term depending upon a determination of Tenant's financial condition at the end of each financial quarter as more particularly set forth in this Section 21.2.3. Tenant shall be entitled to a reduction of the L-C Amount, as set forth below, only to the extent (A) Tenant has a "Net Worth," as determined by generally accepted accounting principles, in excess of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00), and (B) Tenant has positive "Net Income," as determined by generally accepted accounting principles (such thresholds to be, collectively, the "Required Thresholds"). In the event Tenant maintains such Required Thresholds for two (2) consecutive financial quarters, Tenant shall be entitled to a fifty percent (50%) reduction of the L-C Amount. In the event Tenant maintains such Required Thresholds for four (4) consecutive financial quarters, Tenant shall be entitled to a one hundred percent (100%) reduction of the L-C Amount. Following the completion of each financial quarter throughout the Lease Term, in the event that (i) Tenant has failed to satisfy the Required Thresholds, or (ii) Tenant is in economic default under the Lease (beyond any applicable notice and cure periods), then Tenant shall, upon its receipt of written notice from Landlord (the "Reestablishment Notice"), cause the L-C to be reestablished with an L-C Amount equal to what such L-C Amount would have been (subject to the reduction schedule set forth in Section 21.2.2, above), had there been no conditional reduction pursuant to the terms of this Section 21.2.3.

          21.2.4 FAILURE TO REINSTATE; LIQUIDATED DAMAGES. IN THE EVENT THAT TENANT FAILS, WITHIN THIRTY (30) DAYS FOLLOWING TENANT'S RECEIPT OF A REESTABLISHMENT NOTICE, TO CAUSE THE L-C TO BE REESTABLISHED IN THE L-C AMOUNT, THEN TENANT'S MONTHLY INSTALLMENT OF BASE RENT SHALL BE INCREASED BY ONE HUNDRED TEN PERCENT (110%) OF ITS THEN EXISTING LEVEL DURING THE PERIOD COMMENCING ON THE DATE WHICH IS THIRTY (30) DAYS AFTER TENANT'S RECEIPT OF SUCH REESTABLISHMENT NOTICE AND ENDING ON THE EARLIER TO OCCUR OF (I) THE DATE SUCH L-C IS REESTABLISHED PURSUANT TO THE TERMS OF THIS SECTION 21.2, OR (II) THE DATE WHICH IS NINETY (90) DAYS AFTER THE DATE OF SUCH REESTABLISHMENT NOTICE. IN THE EVENT THAT TENANT FAILS, DURING SUCH THREE (3) MONTH PERIOD FOLLOWING THE DATE OF THE REESTABLISHMENT NOTICE, TO CAUSE THE L-C TO BE REESTABLISHED IN THE L-C AMOUNT, THEN TENANT'S MONTHLY INSTALLMENT OF BASE RENT SHALL BE INCREASED BY ONE HUNDRED TWENTY-FIVE PERCENT (125%) OF ITS THEN EXISTING LEVEL DURING THE PERIOD COMMENCING ON THE DATE WHICH IS NINETY (90) DAYS AFTER THE DATE OF SUCH REESTABLISHMENT NOTICE AND ENDING ON THE DATE SUCH L-C IS RE-ISSUED/REESTABLISHED PURSUANT TO THE TERMS OF THIS SECTION 21.2. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY LANDLORD AS A RESULT OF TENANT'S FAILURE TO TIMELY REESTABLISH THE L-C FOLLOWING THE REESTABLISHMENT NOTICE AS REQUIRED IN THIS
SECTION 21.2, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS LEASE, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION 21.2.3 REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH LANDLORD WILL INCUR AS A RESULT OF SUCH FAILURE, PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT WAIVE OR AFFECT LANDLORD'S RIGHTS AND TENANT'S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS LEASE (EXCEPT THAT THE PARTIES SPECIFICALLY AGREE THAT THE FOREGOING PROVISION WAS AGREED TO IN LIEU OF MAKING FAILURE TO RE-ESTABLISH THE L-C A DEFAULT UNDER THE LEASE). THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO LANDLORD PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671. THE PARTIES HAVE SET FORTH THEIR INITIALS BELOW TO INDICATE THEIR AGREEMENT WITH THE LIQUIDATED DAMAGES PROVISION CONTAINED IN THIS SECTION 21.2.3.





        ---------------------               ------------------

        LANDLORD'S INITIALS                 TENANT'S INITIALS


          21.2.5 Application of Letter of Credit. The L-C shall be held by Landlord as security for the faithful performance by Tenant of all the TCCs of this Lease to be kept and performed by Tenant during the Lease Term. The L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, or if Tenant fails to renew the L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon all or any portion of the L-C for payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the L-C and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the L-C which is drawn upon by Landlord, but is not used or applied by Landlord, shall be held by Landlord and deemed a security deposit (the "L-C Security Deposit") and, in connection with such L-C Security Deposit, Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute. If any portion of the L-C is drawn upon, Tenant shall, within ten (10) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to cause the sum of the L-C Security Deposit and the amount of the remaining L-C to be equivalent to the amount of the L-C then required under this Lease or (ii) reinstate the L-C to the amount then required under this Lease, and if any portion of the L-C Security Deposit is used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to restore the L-C Security Deposit to the amount then required under this Lease, and Tenant's failure to do so shall be a default under this Lease; provided, however, that upon Tenant's satisfaction of its economic obligations and restoration of the L-C Security Deposit pursuant to this sentence, any unused portion of the drawn upon funds shall be returned to Tenant. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the L-C Security Deposit and/or the L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the L-C Security
Deposit and/or the L-C. Landlord shall pay all costs associated with the transfer or re-issuance of the L-C due to Landlord's transfer or assignment. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm Landlord's transfer or assignment of the L-C Security Deposit and/or the L-C to such transferee or mortgagee. If Tenant is not then in default under this Lease, the L-C Security Deposit and/or the L-C, or any balance thereof, shall be returned to Tenant within thirty (30) days following the expiration of the Lease Term.

                                   ARTICLE 22

                          TELECOMMUNICATIONS EQUIPMENT

     At any time during the Lease Term, subject to the TCCs of this Article 22 and Article 8 of this Lease, Tenant and/or its Permitted Transferee may install, at Tenant's sole cost and expense, but without the payment of any Rent or a license or similar fee or charge, up to two (2) satellite or microwave dishes (or similar substitute communications equipment) directly servicing the business conducted by Tenant from within the Premises (all such equipment is defined collectively as the "Telecommunications Equipment") upon the roof of the Building. The physical appearance and the size of the Telecommunications Equipment shall be subject to Landlord's reasonable approval, the location of any such installation of the Telecommunications Equipment shall be designated by Tenant subject to Landlord's reasonable approval and Landlord may require Tenant to install screening around such Telecommunications Equipment, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Telecommunications Equipment, at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Telecommunication Equipment, then Tenant shall give Landlord prior notice thereof. Tenant shall reimburse to Landlord the actual costs reasonably incurred by Landlord in approving such Telecommunications Equipment. Tenant shall remove such Telecommunications Equipment upon the expiration or earlier termination of this Lease and shall return the affected portion of the rooftop and the Building to the condition the rooftop and the Building would have been in had no such Telecommunications Equipment been installed (reasonable wear and tear excepted). Such Telecommunications Equipment shall be installed pursuant to plans and specifications approved by Landlord, which approval will not be unreasonably withheld, conditioned, or delayed. Such Telecommunications Equipment shall, in all instances, comply with applicable governmental laws, codes, rules and regulations. Tenant shall not be entitled to license its Communication Equipment to any unrelated third party, nor shall Tenant be permitted to receive any revenues, fees or any other consideration for the use of such Communication Equipment by an unrelated third party

                                   ARTICLE 23

                                      SIGNS

     23.1 Full Floors. Subject to Landlord's prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant may install identification signage anywhere in the Building including in the lobby of the Building, provided that such signs must not be visible from the exterior of the Building.

     23.2 Intentionally Omitted.

     23.3 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and visible from the exterior of the Building and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Except as expressly set forth below, Tenant may not install any signs on the exterior or roof of the Project or the Building. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Building, shall be subject to the prior approval of Landlord, in its reasonable discretion.

     23.4 Tenant's Signage. Tenant shall be entitled to install the following signage in connection with Tenant's lease of the Premises (collectively, the "Premises Signage"):

               (i) Building signage identifying Tenant's name and logo located at the top of the Building; and

               (ii) Exclusive  signage on the monument  located  adjacent to the main entrance to the Building, as set forth on the Project Site Plan attached hereto as Exhibit A-1 (the "Building Monument Sign"); provided, however, Landlord, at its sole expense, shall be able to locate its standard identification signage on the Building Monument Sign (with lowest/least prominent position and with a relative size equal to no greater than twenty-five percent (25%) of Tenant's signage thereon).

          23.4.1 Specifications and Permits. Tenant's Signage shall set forth Tenant's name and logo as determined by Tenant in its sole discretion; provided, however, in no event shall Tenant's Signage include an "Objectionable Name," as that term is defined in Section 23.4.2, of this Lease. The graphics, materials, color, design, lettering, lighting, size, illumination, specifications and exact location of Tenant's Signage (collectively, the "Sign Specifications") shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be consistent and compatible with the quality and nature of the Project. Landlord hereby pre-approves the depiction of Tenant's Project Signage (and the Sign Specifications contained therein) set forth in Exhibit I attached to this Lease. For purposes of this Section 23.4.1, the reference to "name" shall mean name and/or logo. In addition, Tenant's Signage shall be subject to Tenant's receipt of all required governmental permits and approvals and shall be subject to all Applicable Law and to any covenants, conditions and restrictions affecting the Project. Landlord shall use commercially reasonable efforts to assist Tenant in obtaining all necessary governmental permits and approvals for Tenant's Signage. Tenant hereby acknowledges that, notwithstanding Landlord's approval of Tenant's Signage, Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary governmental approvals and permits for Tenant's Signage. In the event Tenant does not receive the necessary governmental approvals and permits for Tenant's Signage, Tenant's and Landlord's rights and obligations under the remaining TCCs of this Lease shall be unaffected.

          23.4.2 Objectionable Name. To the extent Original Tenant or its Permitted Transferee desires to change the name and/or logo set forth on Tenant's Signage, such name and/or logo shall not have a name which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of the Comparable Buildings (an "Objectionable Name"). The parties hereby agree that the name "Anacomp, Inc.," or any reasonable derivation thereof, shall not be deemed an Objectionable Name.

          23.4.3 Termination of Right to Tenant's Signage. The rights contained in this Section 23.4 shall be personal to the Original Tenant, and may only be exercised by the Original Tenant and its Permitted Assignee (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant or its Permitted Assignee is in occupancy of at least forty-five thousand (45,000) Rentable Square Feet of the then-existing Building.

          23.4.4 Cost and Maintenance. The costs of the actual signs comprising Tenant's Signage and the installation, design, construction, and any and all other costs associated with Tenant's Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Tenant; provided that Landlord shall construct and install the Building Monument Sign (including, but not limited to, running sufficient power and utilities to the site of the Building Monument Sign), and Tenant shall reimburse Landlord for the actual and reasonable costs of such initial installation, design and construction. Tenant shall be responsible for the cost of Tenant's sign on the Building Monument Sign(s), but Landlord shall maintain all monument signs set forth in this Article 23 in good condition and repair, the cost of which in connection with the Building Monument Sign(s) shall be included in Operating Expenses. Should Tenant's Signage require repairs and/or maintenance, as determined in Landlord's reasonable judgment, Landlord shall have the right to provide Notice thereof to Tenant and Tenant (except as set forth above) shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such Notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer than thirty (30) days to perform, Tenant shall commence such repairs and/or maintenance within such thirty (30) day period and shall diligently prosecute such repairs and maintenance to completion. Should Tenant fail to perform such repairs and/or maintenance within the periods described in the immediately preceding sentence, Landlord shall, upon the delivery of an additional five (5) business days' prior written notice, have the right to cause such work to be performed and to charge Tenant as Additional Rent for the actual cost of such work. Upon the expiration or earlier termination of this Lease, Tenant shall, to the extent required by Landlord and at Tenant's sole cost and expense, cause Tenant's Signage to be removed and shall cause the areas in which such Tenant's Signage was located to be restored to the condition existing immediately prior to the placement of such Tenant's Signage, ordinary wear and tear excepted. If Tenant fails to timely remove such Tenant's Signage or to restore the areas in which such Tenant's Signage was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all actual costs incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant's receipt of an invoice therefor. The TCCs of this Section 23.4.4 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 24

                               COMPLIANCE WITH LAW

     Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (collectively, "Applicable Laws"). At its sole cost and expense, Tenant shall promptly comply with all such Applicable Laws which relate to (i) Tenant's use of the Premises for non-general office use, (ii) the Alterations or Tenant Improvements in the Premises, or
(iii) the Base Building, but, as to the Base Building, only to the extent such obligations are triggered by Tenant's Alterations, the Tenant Improvements, or use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Base Building, provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would unreasonably and materially affect the safety of Tenant's employees or create a significant health hazard for Tenant's employees. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent consistent with the terms of Section 4.2.4, above.

                                   ARTICLE 25

                                  LATE CHARGES

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after Tenant's receipt of written notice that the same was not paid when due, then Tenant shall pay to Landlord a late charge equal to three percent (3%) of the overdue amount plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) business days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (ii) the highest rate permitted by applicable law.

                                   ARTICLE 26

              LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

     26.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                   ARTICLE 27

                                ENTRY BY LANDLORD

     Landlord reserves the right at all reasonable times (during Building Hours with respect to items (i) and (ii) below) and upon at least twenty-four (24) hours prior notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers, or during the last nine (9) months of the Lease Term, to prospective tenants; provided, however, that during the first three (3) months of such period in which Landlord may enter the Premises to show the same to prospective tenants, Landlord's entries for such purpose shall be limited to three (3) per month unless otherwise agreed to by Tenant; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes; provided, however, except for emergencies, any such entry shall be performed in a commercially reasonable manner so as not to unreasonably interfere with Tenant's use of the Premises and shall be performed after normal business hours if reasonably practical. Except as otherwise set forth in Section 3.3, Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

                                   ARTICLE 28

                                 TENANT PARKING

     Commencing on the Lease Commencement Date, Tenant and the Tenant's parties (including Tenant's visitors) shall be entitled to utilize, without charge, all of parking spaces identified in Section 9 of the Summary, throughout the Lease Term, which parking spaces shall be located in the Project parking area exclusively serving the Premises. Each parking space shall be for a single, non-tandem space. Included in such allotment of parking spaces provided in the Summary shall be the number of handicapped parking spaces required by Applicable Law. Tenant may cause all of such parking spaces to be marked "reserved for Anacomp" or otherwise denoted to be reserved for its use; provided, however, in connection therewith, Tenant shall additionally be responsible for posting any governmentally required notices. In connection therewith, Tenant may establish a sticker or other identification system for such parking; provided, however, the enforcement of Tenant's parking areas only for such stickered or otherwise identified Tenant visitors/guests shall be reasonably conducted by Tenant. Tenant shall cooperate with Landlord to attempt to require that Tenant Parties comply with the Rules and Regulations which are prescribed from time to time by Landlord for the orderly operation and use of the parking areas where the parking spaces are located. Tenant hereby acknowledges and agrees that Landlord may, at any time upon thirty (30) days' prior written notice to Tenant, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily close-off or restrict access to the Project parking areas only for purposes of permitting or facilitating requisite construction, alteration or improvements, not to exceed, without Tenant's reasonable approval, three (3) business days for any single occasion or seven
(7) business days in any calendar year; provided, however, that to the extent it is practicable for such work to be conducted (and completed) on weekends and/or national holidays, Landlord shall take commercially reasonable steps to do so.

                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

     29.1 Terms; Captions. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.4 Intentionally Omitted.

     29.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease (and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder) for obligations to be performed by Landlord after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

     29.7 Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

     29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

     29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

     29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the net interest of Landlord in the Building (following payment of any outstanding liens and/or mortgages). Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

     29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the
Premises  and  supersedes  and  cancels  any  and  all  previous   negotiations,
arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     29.15 Right to Lease. In the event of a recapture of space in the Building by Landlord pursuant to the terms and conditions of Section 14.4 of this Lease, Landlord shall have the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

     29.16 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant's obligations under Articles 5 and 24 of this Lease (collectively, a "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     29.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     29.18 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("Mail"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted if confirmed receipt occurs prior to 4:00PM on such date, otherwise on the date immediately following such transmittal date,
(iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

                             Kilroy Realty Corporation
                             12200 W. Olympic Boulevard,
                             Suite 200
                             Los Angeles, California  90064
                             Attention:  Legal Department

                             with copies to:

                             Kilroy Realty Corporation
                             3811 Valley Centre Drive, Suite 300
                             San Diego, California  92130
                             Attention:  Mr. Roger Simsiman

                             and

                             Allen, Matkins, Leck, Gamble & Mallory
                             1999 Avenue of the Stars, Suite 1800
                             Los Angeles, California 90067
                             Attention:  Anton N. Natsis, Esq.

     29.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     29.20 Authority. If Tenant or Landlord is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant or Landlord hereby represents and warrants that Tenant or Landlord, as appropriate, is a duly formed and existing entity qualified to do business in California and that Tenant and Landlord, as appropriate, has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant or Landlord, as appropriate, is authorized to do so. In such event, Tenant or Landlord, as appropriate, shall, within ten (10) days after execution of this Lease, deliver to the other party satisfactory evidence of such authority and, if a corporation, upon demand by Tenant or Landlord, also deliver to Landlord or Tenant, as appropriate, satisfactory evidence of (i) good standing in Tenant's or Landlord, as appropriate, state of incorporation and (ii) qualification to do business in California.

     29.21 Attorneys' Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

     29.22 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

     29.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay such Brokers pursuant to separate written agreements between Landlord and the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

     29.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

     29.26 Project or Building Name and Signage. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

     29.27 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

     29.28 Confidentiality. Landlord shall have the right to review and approve (with no less than three (3) business days advance notice) any press releases of Tenant which reference (i) the Premises or any part thereof (or makes reference in such a manner to identify the Premises or any portion thereof), or (ii) Landlord (or makes reference in such a manner as to identify Landlord).

     29.29 Transportation Management. Tenant shall fully comply with all present or future mandatory programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

     29.30 Building Renovations. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Premises including without limitation the parking structure, common areas (if any), systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, modifying the Premises to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions.

     29.31 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

     29.32 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "Lines") at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, (iii) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations,
(iv) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (v) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.

     29.33 Hazardous Substances.

          29.33.1 Definitions. For purposes of this Lease, the following definitions shall apply: "Hazardous Material(s)" shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the "Environmental Laws," as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity.
"Environmental Laws" shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to (i) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any Hazardous Materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

          29.33.2 Compliance with Environmental Laws. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the TCCs of Article 24 of this Lease. Tenant shall not sell, use, or store in or around the Premises any Hazardous Materials, except if stored, properly packaged and labeled, disposed of and/or used in accordance with applicable Environmental Laws. In addition, Tenant agrees that it: (i) shall not cause or suffer to occur, the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises; (ii) shall not engage in activities at the Premises that could result in, give rise to, or lead to the imposition of liability upon Tenant or Landlord or the creation of a lien upon the building or land upon which the Premises is located; (iii) shall notify Landlord promptly following receipt of any knowledge with respect to any actual release, discharge, escape or emission (whether past or present) of any
Hazardous  Materials  at,  upon,  under or within the  Premises;  and (iv) shall
promptly   forward  to  Landlord  copies  of  all  orders,   notices,   permits,
applications and other communications and reports in connection with any release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises.

          29.33.3 Landlord's Right of Environmental Audit. Landlord may, upon reasonable notice to Tenant, be granted access to and enter the Premises (as often as is reasonably necessary) to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord's sole expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of Hazardous Materials in violation of Environmental Laws (to the extent the same were caused by Tenant or Tenant Parties), or provides recommendations or suggestions to prohibit the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises, or to comply with any Environmental Laws, Tenant shall promptly, at Tenant's sole expense, comply with such recommendations or suggestions, including, but not limited to performing such additional investigative or subsurface investigations or remediation(s) as recommended by such inspector or auditor. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated, or permitted any violations of any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and Tenant must reimburse Landlord for the cost or fees incurred for such as Additional Rent.

          29.33.4 Indemnifications. Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials to the extent such liability, obligation, damage or costs was a result of actions caused or permitted by Landlord or a Landlord Party. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials or breach of any provision of this section, to the extent such liability, obligation, damage or costs was a result of actions caused or permitted by Tenant or a Tenant Party.

     29.34 Intentionally Omitted.

     29.35 Communications Services.


          29.35.1 The Provider. Landlord has advised Tenant that certain communications services may be offered to Tenant by Pacific Bell, which is a concessionaire under contract to Landlord ("Provider"). Tenant shall be permitted to contract with Provider for the provision of any or all of such services on such terms and conditions as Tenant and Provider may agree.

          29.35.2 Other Terms. Tenant acknowledges and agrees that: (i) Landlord has made no warranty or representation to Tenant with respect to the availability of any such services, or the quality, reliability or suitability thereof; (ii) the Provider is not acting as the agent or representative of Landlord in the provision of such services, and Landlord shall have no liability or responsibility for any failure or inadequacy of such services, or any equipment or facilities used in the furnishing thereof, or any act or omission of Provider, or its agents, employees, representatives, officers or contractors;
(iii) Landlord shall have no responsibility or liability for the installation, alteration, repair, maintenance, furnishing, operation, adjustment or removal of any such services, equipment or facilities; and (iv) any contract or other agreement between Tenant and Provider shall be independent of this Lease, the obligations of Tenant hereunder, and the rights of Landlord hereunder, and, without limiting the foregoing, no default or failure of Provider with respect to any such services, equipment or facilities, or under any contract or agreement relating thereto, shall have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any accrual or constructive eviction of Tenant, or otherwise give rise to any other claim of any nature against Landlord.

     29.36 No Discrimination. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                          "LANDLORD":

                                          KILROY REALTY, L.P.,
                                          a Delaware limited partnership

                                          By:   Kilroy Realty Corporation,
                                                a Maryland corporation,
                                                General Partner

                                                By:

                                                     Its:

                                                By:

                                                     Its:



                                          "TENANT":

                                          ANACOMP, INC.,
                                          a Indiana corporation


                                          By:

                                                  Its:

                                          By:

                                                  Its:

                                    EXHIBIT A


                         15378 AVENUE OF SCIENCE PROJECT

                               OUTLINE OF PREMISES

Diagram of Facility

                                    EXHIBIT B


                         15378 AVENUE OF SCIENCE PROJECT

                               TENANT WORK LETTER

                                    EXHIBIT B

                         15378 AVENUE OF SCIENCE PROJECT

                               TENANT WORK LETTER

     This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portions of Sections 1 through 6 of this Tenant Work Letter.

     1.

DELIVERY OF THE PREMISES AND BASE BUILDING

          a. Base Building as Constructed by Landlord. Landlord has constructed, at its sole cost and expense, the "Base Building," as that term is defined is
Section 8.2 of this Lease. The Base Building, as delivered to Tenant, shall be in good condition and working order and shall comply with the existing CC&Rs, the PID, applicable building codes and other governmental laws, ordinances and regulations which were enacted prior to the Lease Commencement Date and applicable to new construction for unoccupied space to the extent required to obtain a certificate of occupancy (collectively, the "Code") and Tenant shall, except as otherwise set forth in this Lease or in this Tenant Work Letter, accept the Premises and Base Building from Landlord in their then existing, "as-is" condition as of the Lease Commencement Date of this Lease, subject to the terms of this Tenant Work Letter. Tenant shall have the right, within ninety
(90) days following the Lease Commencement Date, to notify Landlord of any material defects in the Base Building, in which event Landlord shall promptly repair such items to Tenant's reasonable satisfaction.

     2.

TENANT IMPROVEMENTS

          a. Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00) for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises or as otherwise allowed pursuant to the express terms of the Lease or this Tenant Work Letter (the "Tenant Improvements"). Except as otherwise expressly set forth herein, in no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance, as the same may be increased by the "TIA Increase" pursuant to Section 2.2.2 of this Tenant Work Letter. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease.

          b. Disbursement of the Tenant Improvement Allowance.


               i) Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):


                    (1) Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work
Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter;

                    (2) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                    (3) The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors' fees and general conditions;

                    (4) The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                    (5) The cost of any changes to the Construction Drawings or Tenant Improvements required by Code;

                    (6) The cost of Tenant's voice and data cabling (not to exceed $140,000.00);

                    (7) The cost of the "Coordination Fee," as that term is defined in Section 4.2.2 of this Tenant Work Letter;

                    (8) Sales and use taxes; and

                    (9) All other costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

               ii) Increase Tenant Improvement Allowance. Tenant may, upon written notice to Landlord given on or before the date which occurs ten (10) business days following the "Final Costs Delivery Date," as that term is set forth in Section 4.2.1, below, elect to cause the Tenant Improvement Allowance to be increased by an amount (the "TIA Increase") set forth in such notice; provided, however, that the amount of such TIA Increase shall (i) be an amount equal to an even number of United States Dollars (as opposed to fractions of United States Dollars), and (ii) in no event exceed $250,000.00. To the extent Tenant elects to increase the amount of the Tenant Improvement Allowance pursuant to this Section 2.2.2, such TIA Increase shall be amortized over the initial Lease Term using an amortization rate of eleven and one-half percent (11 1/2%) per annum, the monthly payment of which shall be payable in the same place and in the same manner as Base Rent for each month of the initial Lease Term as "Additional Rent," as that term is set forth in Section 4.1 of this Lease. Accordingly, for each dollar of TIA Increase utilized by Tenant, the Base Rent payable by Tenant throughout the initial Lease Term, as set forth in Section 4 of the Summary, shall be increased by an amount equal to $0.0155 per month.

               iii)  Disbursement of Tenant  Improvement  Allowance.  During the
construction   of  the  Tenant   Improvements,   Landlord   shall  make  monthly
disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

                    (1) Monthly Disbursements. On or before the day of each calendar month, as determined by Landlord, during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.3.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working
Drawings," as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

                    (2) Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building and
(iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

                    (3) Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of this Lease.

          c. Standard Tenant Improvement Package. Landlord requires certain "Building Standard Tenant Improvements" specifications for the Building standard components to be used in the construction of the Tenant Improvements in the Premises. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Building Standard Tenant Improvements. For purposes of this Tenant Work Letter, "Building Standard Tenant Improvements" shall mean first class improvements consistent with the level of tenant improvements constructed in Comparable Buildings.

          d. Removal of Extraordinary Alterations. Landlord may require that Tenant remove any initial Tenant Improvements in the Premises identified by Landlord concurrently with Landlord's review and approval of the Approved Construction Drawings as "Extraordinary Alterations," and to repair any damage to the Premises and Building caused by such removal (reasonable wear and tear excepted); provided, however, if Landlord, in its approval of any Extraordinary Alterations, fails to address the removal requirement with regard to such Extraordinary Alterations, Landlord shall be deemed to have agreed to waive the removal requirement with regard to such Extraordinary Alterations. "Extraordinary Alterations" shall mean (a) Tenant Improvements which are not normal, customary and first-class improvements vis-a-vis the general implementation of the Permitted Use, and (b) a configuration of the Tenant Improvements which is not usual and customary for normal occupancy. Such removal and replacement of Extraordinary Alterations shall be performed promptly and shall be completed by Tenant on or before the end of the Term of this Lease, and if Tenant fails to remove and/or replace any Above Standard Tenant Improvements, Landlord may do so and Tenant shall reimburse Landlord for the cost of such removal and/or replacement.

     3.

CONSTRUCTION DRAWINGS

          a. Selection of Architect/Construction Drawings. Tenant shall retain Smith Consulting Architects (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval; provided, however, Landlord shall only disapprove any such Construction Drawing to the extent of a "Design Problem," as that term is defined below. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Construction Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. Landlord shall set forth with reasonable specificity in what respect the Construction Drawings are unsatisfactory or incomplete. If Tenant is so advised, Tenant shall promptly direct the Architect to cause the Construction Drawings to be revised to correct any deficiencies or other matters Landlord may reasonably require, and immediately thereafter Architect shall promptly re-submit the Construction Drawings to Landlord for its approval. Such procedure shall continue until the Construction Drawings are approved by Landlord. A "Design Problem" is defined as, and shall be deemed to exist if there could be
(i) an affect on the exterior appearance of the Building, (ii) an adverse affect on the Base Building (including without limitation the Building Structure),
(iii) an adverse affect on the Building Systems or the operation and maintenance thereof, or (iv) any failure to comply with Applicable Laws or Code.

          b. Final Space Plan. Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval; provided, however, Landlord shall only disapprove such Final Space Plans to the extent of a Design Problem. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. Landlord shall set forth with reasonable specificity in what respect the Final Space Plan is unsatisfactory or incomplete. If Tenant is so advised, Tenant shall promptly direct the Architect to cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require, and immediately thereafter Architect shall promptly re-submit the Final Space Plan to Landlord for its approval. Such procedure shall continue until the Final Space Plan is approved by Landlord.

          c. Final Working Drawings. Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits
(collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval as set forth below. Following Landlord's approval of the applicable Final Space Plan, Tenant, the Architect and the Engineers shall complete the Final Working Drawings for the applicable phase of the Tenant Improvements in a form which is sufficient to allow contractors to bid on the work and to obtain all applicable permits and shall submit the same to Landlord for Landlord's approval. Landlord shall, within five (5) business days after Landlord's receipt of all of the Final Working Drawings, either (i) approve the Final Working Drawings, (ii) approve the Final Working Drawings subject to specified conditions, or (iii) disapprove and return the Construction Drawings to Tenant with requested revisions; provided, however, Landlord shall only disapprove such Final Working Drawings to the extent of a Design Problem. If Landlord disapproves the Final Working Drawings, Tenant may resubmit the Final Working Drawings to Landlord at any time, and Landlord shall approve or disapprove the resubmitted Final Working Drawings, based upon the criteria set forth in this Section 3.3, within three (3) business days after Landlord receives such resubmitted Final Working Drawings. Such procedure shall be repeated until the Final Working Drawings are approved.

          d. Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Tenant. Landlord shall, within five (5) business days after Landlord's receipt of all of the Final Working Drawings, either (i) approve the Final Working Drawings, (ii) approve the Final Working Drawings subject to specified conditions, or (iii) disapprove and return the Construction Drawings to Tenant with requested revisions; provided, however, Landlord shall only disapprove such Final Working Drawings to the extent of a Design Problem. If Landlord disapproves the Final Working Drawings, Tenant may resubmit the Final Working Drawings to Landlord at any time, and Landlord shall approve or disapprove the resubmitted Final Working Drawings, based upon the criteria set forth in this Section 3.3, within three (3) business days after Landlord receives such resubmitted Final Working Drawings. Such procedure shall be repeated until the Final Working Drawings are approved. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1.1, below, to commence and fully complete the construction of the Tenant Improvements (the "Permits"), and, in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at its option, to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

          e. Time Deadlines. Tenant shall use its best, good faith, efforts and all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the Permits, and with Contractor for approval of the "Final Costs," as that term is defined in Section 4.2.1 of this Tenant Work Letter, within the appropriate timeline for the receipt of Permits, set forth on the "Construction Schedule" attached hereto as Schedule 1 to this Exhibit B, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same.

     4.

CONSTRUCTION OF THE TENANT IMPROVEMENTS

          a. Tenant's Selection of Contractors.

               i) The Contractor. Tenant hereby appoints Kilroy Services, Inc., (the "Construction Manager") to manage the construction of the Tenant Improvements. The Construction Manager shall retain Burger Construction (the "Contractor") to construct the Tenant Improvements; provided, however, in the event Burger Construction provides a cost proposal to Tenant which sets forth
(i) anticipated profits in excess of five percent (5%) of such cost proposal, or
(ii) the cost of insurance in excess of one percent (1%) of such cost proposal, then Tenant shall be allowed to select an alternative contractor (in which event such alternative contractor selected by Tenant shall be thereafter deemed the Contractor) from a list of general contractors supplied by Landlord. Landlord hereby indemnifies and holds Tenant and the Tenant Parties harmless from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from the negligence or willful misconduct of the Construction Manager on or within the Premises during the construction of the Tenant Improvements; provided, however, nothing in this Section 4.1.1 shall be interpreted to impose any obligations on Landlord to be responsible or liable for consequential damages.

               ii) Tenant's Agents. Except for Construction Manager and Contractor, all other subcontractors, laborers, materialmen, and suppliers used by Tenant (such other subcontractors, laborers, materialmen, and suppliers to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval.

          b. Construction of Tenant Improvements.

               i) Cost Budget. Prior to the commencement of the construction of the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.9, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"), and the date Tenant provides such Final Costs to Landlord shall be known as the "Final Costs Delivery Date." For purposes hereof, the "Over-Allowance Amount" shall be equal to the difference between (i) the amount of the Final Costs and (ii) the sum of the amount of the Tenant Improvement Allowance plus the amount of the TIA Increase, if any, which Tenant elects to utilize pursuant to the terms of
Section 2.2.2 of this Tenant Work Letter. The Over-Allowance Amount shall be delivered from Tenant to Landlord (on a pro-rata basis, based upon the percentage of the Tenant Improvement completed) within ten (10) days of Tenant's receipt of an invoice for such portion of the Over-Allowance Amount. In the event that, after the Final Costs Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount. In addition, if the Final Working Drawings or any amendment thereof or supplement thereto shall require alterations in the Base, Shell and Core (as contrasted with the Tenant Improvements), and if Landlord in its sole and exclusive discretion agrees to any such alterations, and notifies Tenant of the need and cost for such alterations, then Tenant shall pay the cost of such required changes upon receipt of bills therefor. Tenant shall pay all direct architectural and/or engineering fees in connection therewith, plus a reasonable administration fee to Landlord.

               ii) Tenant Improvement Work.

                    (1) Landlord's General Conditions for Tenant Improvement Work. The construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) the Construction Schedule; and (iii) Tenant shall abide by all commercially reasonable rules made by Landlord's Building manager with respect to the use of any staging area, the storage of materials, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall pay a logistical coordination fee (the "Coordination Fee") to Landlord in an amount equal to the product of (i) one percent (1%) and (ii) the sum of the Tenant Improvement Allowance (inclusive of any TIA Increase), the Over-Allowance Amount, as such amount may be increased hereunder, and any other amounts expended by Tenant in connection with the design and construction of the Tenant Improvements, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements.

                    (2) Contractor's Warranties and Guaranties. Landlord and Construction Manager hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and, except as expressly set forth in this Tenant Work Letter, Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements..

                    (3) Tenant's Covenants. Tenant hereby indemnifies Landlord for any loss, claims, damages or delays arising from the actions of Architect on the Premises or in the Building. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause Contractor and Architect to cause a Notice of Completion to be recorded in the office of the County Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute and furnish a copy thereof to Landlord upon recordation, failing which, Landlord may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose. In addition, immediately after Landlord delivers the Premises to Tenant, Tenant shall have prepared and delivered to Landlord a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements..

               iii) Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

               iv) Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

               v) Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

          c. Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense.

     5.

COMPLETION OF THE TENANT IMPROVEMENTS

          a. Ready for Occupancy. The Building shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Tenant Improvements. For purposes of this Lease, "Substantial Completion" of the Tenant Improvements shall occur upon the completion of construction of the Tenant Improvements in the Building pursuant to the Approved Working Drawings, with the exception of any minor punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

          b. Delay of the Substantial Completion of the Premises; Holdover Penalty. The Term shall commence on the Lease Commencement Date as defined in
Section 3.2 of the Summary of Basic Lease Information and Section 2.1 of the Lease; provided, however, that the Rent Commencement Date, as defined in Section 4 of the Summary of Basic Lease Information, shall be extended by the number of days of actual delay of the Substantial Completion of the Tenant Improvements to the extent caused by a "Landlord Caused Delay," as that term is defined, below (the number of days of such delay to be the "Delay Days"). In addition to an extension of the Rent Commencement Date pursuant to the foregoing, Landlord shall pay to Tenant an amount equal to (i) One Thousand Four Hundred and No/100 Dollars ($1,400.00) for each of the first thirty (30) Delay Days, (ii) One Thousand Five Hundred Forty and No/100 Dollars ($1,540.00) for each of the next sixty (60) Delay Days, and (iii) One Thousand Seven Hundred Fifty and No/100 Dollars ($1,750.00) for the ninety-first Delay Day and each Delay Day thereafter (collectively, the "Holdover Penalty"). For purposes of example only, if the Substantial Completion of the Tenant Improvements occurred on January 15, 2003 due to eight (8) days of delay resulting from force majeure and/or Tenant Delays, and seven (7) days of Landlord Caused Delay, there would be seven (7) Delay Days, the Rent Commencement Date would occur on January 8, 2003 and Landlord would pay a Holdover Penalty to Tenant equal to $9,800.00.

          c. Landlord Caused Delay. As used in this Lease, "Landlord Caused Delay" shall mean any actual delay resulting from the acts or omissions of Landlord or Construction Manager which causes the Substantial Completion of the Premises to occur after January 1, 2003 (except to the extent such Landlord Caused Delay results from the occurrence of a Tenant Delay), including, but not limited to, (i) failure of Landlord to timely approve or disapprove any Construction Drawings; and (ii) delays due to the acts or failures to act of Landlord, Construction Manager, or their agents and/or contractors with respect to payment of the Tenant Improvement Allowance and/or any cessation of work upon the Tenant Improvements as a result thereof.

          d. Tenant Delay. If there shall be any actual delay which causes the Substantial Completion of the Premises to occur after the Lease Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of any of the following:

               i) Tenant's failure to comply with the time deadlines set forth in this Tenant Work Letter and/or Schedule 1 to this Exhibit B;

               ii) Tenant's failure to timely submit any matter requiring Landlord's response and/or approval, except to the extent that a Landlord disapproval is based upon a matter other than a Design Problem;

               iii) A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

               iv) Changes in any of the Construction Drawings requested by Tenant;

               v) Tenant's request for changes in the Approved Working Drawings;

               vi) Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Tenant Improvements, as set forth on Schedule 1 to Exhibit B;

               vii) Changes to the Base Building required by the Approved Working Drawings;

               viii) Tenant's use of specialized or unusual improvements and/or delays in obtaining necessary permits as a result thereof;

               ix) Any other acts or omissions of Tenant, or its agents, or employees which causes a delay in the Substantial Completion of the Premises;

then a "Tenant Delay" shall be deemed to have occurred. If Landlord contends that a Tenant Delay has occurred (other than with regard to a scheduled date for Tenant's approval or disapproval of an item pursuant to this Tenant Work
Letter), Landlord shall notify Tenant in writing of the date upon which such Tenant Delay occurred. The date upon which such Tenant Delay ends shall be referred to in this Section 5.4 as the "Tenant Delay Termination Date". Notwithstanding anything in this Lease or Tenant Work Letter to the contrary, as to Tenant Delays, only if any actions, inaction or circumstances described in such notice (the "Tenant Delay Notice") are not cured by Tenant within one (1) business day after receipt of the Tenant Delay Notice, and if such actions, inaction or circumstances otherwise qualify as a Tenant Delay, then a Tenant Delay shall be deemed to have occurred commencing as of such date and ending as of the Tenant Delay Termination Date.

          e. Determination of Landlord Caused Delay. If Tenant contends that a Landlord Caused Delay has occurred (other than with regard to a scheduled date for Landlord's approval or disapproval of an item pursuant to this Tenant Work Letter), Tenant shall notify Landlord and Construction Manager in writing of the date upon which such Landlord Caused Delay occurred. The date upon which such Landlord Caused Delay ends shall be referred to in this Section 5.5 as the "Termination Date". Notwithstanding anything in this Lease or Tenant Work Letter to the contrary, as to Landlord Caused Delays, only if any actions, inaction or circumstances described in such notice (the "Delay Notice") are not cured by Landlord and/or Construction Manager, as appropriate, within one (1) business days after receipt of the Delay Notice, and if such actions, inaction or circumstances otherwise qualify as a Landlord Caused Delay, then a Landlord Caused Delay shall be deemed to have occurred commencing as of such date and ending as of the Termination Date.

     6.

MISCELLANEOUS

          a. Tenant's Representative. Tenant has designated Ms. Fran Burton as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

          b. Landlord's Representative. Landlord has designated Mr. Richard Mount as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

          c. Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

          d. Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

                             SCHEDULE 1 TO EXHIBIT B


                              CONSTRUCTION SCHEDULE


Action.                                           Completion Date.

Tenant's submission of Approved Working           August 23, 2002.
Drawings for Permits.

Tenant's receipt of Permits.                      September 29,2002.

Substantial Completion                            December 31, 2002


                                          EXHIBIT C


                               15378 AVENUE OF SCIENCE PROJECT

                                  NOTICE OF LEASE TERM DATES


To:  ________________________
     ________________________
     ________________________
     ________________________

Re:  Office Lease dated  ____________,  200__  between  ____________________,  a
     _____________________   ("Landlord"),   and   _______________________,    a
     _______________________  ("Tenant")  concerning  Suite  ______ on  floor(s)
     __________ of the office building located at  ____________________________,
     _______________, California.

Gentlemen:

     In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. The Lease Term shall commence on or has commenced on ______________ for a term of __________________ ending on __________________.

     2.   Rent  commenced  to accrue  on  __________________,  in the  amount of
          ----------------.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4.   Your rent  checks  should be made  payable  to  __________________  at
          -------------------.

     5. The exact number of rentable/usable square feet within the Premises is ____________ square feet.

     6. Tenant's Share as adjusted based upon the exact number of usable square feet within the Building is ________%.

                                        "Landlord":


                                        ______________________________,
                                        a_____________________________



                                        By:___________________________
                                                Its:__________________

Agreed to and Accepted
as of ____________, 200__.

"Tenant":

_______________________
a______________________


By:_____________________________
        Its:____________________

                                    EXHIBIT D


                         15378 AVENUE OF SCIENCE PROJECT

                              RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project; provided, however, in no event shall Landlord enforce such Rules and Regulations in a discriminatory manner to the detriment of Tenant. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

     1. Safes and other heavy objects shall, if reasonably considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

     2. The requirements of Tenant will be attended to only upon application at Landlord's management office or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     3. No advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Pacific Corporate Center without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Pacific Corporate Center and shall cooperate with Landlord and its agents of Landlord to prevent same.

     4. Tenant shall not overload the floor of the Premises.

     5. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material, except in compliance with applicable law. Tenant shall maintain material safety data sheets for any Hazardous Material used or kept on the Premises.

     6. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises to the extent the same is noticeable in the common areas of the Pacific Corporate Center or which affects other tenants of the Pacific Corporate Center. Tenant shall not throw anything out of doors, windows or skylights.

     7. No cooking shall be done or permitted on the Premises (unless Tenant receives Landlord's prior written approval to install a cafeteria for its employees in the Premises), nor shall the Premises be used for lodging. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

     8. Tenant shall store all its trash and garbage within the interior of the Premises or in the appropriate external trash area(s) for the Building. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in San Diego, California without violation of any law or ordinance governing such disposal; provided, however, Tenant may maintain separate trash enclosures for the storage of non-conforming disposal items to the extent Tenant satisfies and complies with any applicable laws or other governmental regulations relating to the storage and disposal thereof. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

     9. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by any governmental agency.

     10. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense.

     11. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of reasonable importance to the Landlord vis-a-vis the operation of the Project and the Pacific Corporate Center.

     12. Tenant must comply with any applicable "NO-SMOKING" Ordinances. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building. Additionally, Tenant must provide at least one area within the Premises in which its employees, invitees and visitors may smoke, to the extent such area is required by law.

     13. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

     14. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

     15. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

     Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable, non-discriminatory Rules and Regulations as in Landlord's judgment may from time to time be necessary (relative to a building occupied solely by one tenant) for the management, safety, care and cleanliness of the Premises, Building, the common areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project; provided, however, in no event shall Landlord enforce such Rules and Regulations in a discriminatory manner to the detriment of Tenant. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                    EXHIBIT E


                         15378 AVENUE OF SCIENCE PROJECT

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE

     The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ___________, 200 by and between _______________ as Landlord, and the undersigned as Tenant, for Premises on the ______________ floor(s) of the office building located at ______________, _______________, California ____________, certifies as follows:

     1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

     2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

     3. Base Rent became payable on ____________.

     4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A. ---------

     5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:




     6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord's mortgagee.

     7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________.

     8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

     10. To Tenant's actual knowledge and belief, as of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

     11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

     13. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     14. To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

     The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

        Executed at ______________ on the ____ day of ___________, 200_.


                                        "Tenant":

                                        _______________________________,
                                        a______________________________

                                        By:____________________________
                                                Its:___________________

                                        By:____________________________
                                                Its:___________________

                                    EXHIBIT F


                                  KILROY REALTY

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ALLEN, MATKINS, LECK, GAMBLE
        & MALLORY LLP
1999 Avenue of the Stars
18th Floor
Los Angeles, California 90067
Attention:  Anton N. Natsis, Esq.
________________________________________________________________________________

                            RECOGNITION OF COVENANTS,
                          CONDITIONS, AND RESTRICTIONS

     This Recognition of Covenants, Conditions, and Restrictions (this "Agreement") is entered into as of the __ day of ________, 200__, by and between __________________ ("Landlord"), and ________________ ("Tenant"), with reference to the following facts:

     A. Landlord and Tenant entered into that certain Office Lease Agreement dated _____, 200__ (the "Lease"). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the "Premises") located in an office building on certain real property described in Exhibit A attached hereto and incorporated herein by this reference (the "Property").

     B. The Premises are located in an office building located on real property which is part of an area owned by Landlord containing approximately ___ (__) acres of real property located in the City of ____________, California (the "Project"), as more particularly described in Exhibit B attached hereto and incorporated herein by this reference.

     C. Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the "Declaration"), dated ________________, 200__, in connection with the Project.

     D. Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

     NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,

     1. Tenant's Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

     2. Miscellaneous.

          2.1 This  Agreement  shall be binding upon and inure to the benefit of
the   parties   hereto   and   their   respective   heirs,   estates,   personal
representatives, successors, and assigns.

          2.2 This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

          2.3 This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

          2.4 This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

          2.5 In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys' fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

          2.6 All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

          2.7 If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different form those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

          2.8 Time is of the essence of this Agreement.

          2.9 The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.

          2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.

                        SIGNATURE PAGE OF RECOGNITION OF

                     COVENANTS, CONDITIONS AND RESTRICTIONS

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            "Landlord":

                                            __________________________,
                                            a ________________________

                                            By:  _____________________________
                                                 Its:  _______________________




                                            "Tenant":

                                            __________________________,
                                            a_________________________

                                            By:  _____________________________
                                                   Its:  _____________________


                                            By:  _____________________________
                                                   Its:  _____________________

                                    EXHIBIT G


                            FORM OF LETTER OF CREDIT
                       (Letterhead of a money center bank
                           acceptable to the Landlord)

______________, 200_
__________________________________
__________________________________
__________________________________
__________________________________


     Gentlemen:

     We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account of _____________________, a ___________________________, the aggregate amount of _____________________
_________________________________ ($_____________).

     Funds under this Letter of Credit are available to the beneficiary hereof as follows:

     Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by a representative of ________________________________("Beneficiary") when accompanied by this Letter of Credit and a written statement signed by a representative of Beneficiary, certifying that such moneys are due and owing to Beneficiary.

     This Letter of Credit is transferable in its entirety at no cost to Beneficiary. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

     The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

     This Letter of Credit shall expire on ______________.

     Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least thirty (30) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.

     This Letter of Credit is governed by the Uniform  Customs and  Practice for
Documentary   Credits  (1993  Revision),   International   Chamber  of  Commerce
Publication 500.


                                          Very truly yours,
                                          (Name of Issuing Bank)

                                          By:__________________________________

                                    EXHIBIT H

     FORM OF TENANT'S SERVICE, REPAIRS AND MAINTENANCE ESTOPPEL CERTIFICATE

The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ___________, 2002 by and between Kilroy Realty, L.P., as Landlord, and the undersigned as Tenant, for Premises located at 15378 Avenue of Science, San Diego, California 92128, certifies as follows:

     To Tenant's actual knowledge, all equipment and/or applicable portions of the Building and/or Premises associated with [INSERT CONTRACTED SERVICE]_____________________ are in good order, repair and condition as of the date signed below.

     Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

                      __________________________________________________________

Executed at on the ____ day of ___________, 200__.

                                                 "Tenant":

                                                 Anacomp, Inc.,
                                                 a Indiana corporation

                                                 By: ___________________________
                                                         Its: __________________

                                                 By: ___________________________
                                                         Its: __________________